UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12
BIOCRYST PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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BIOCRYST PHARMACEUTICALS, INC.
2190 Parkway Lake Drive
Birmingham, AL 35244
NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD MAY 21, 2008
To the Stockholders of BioCryst Pharmaceuticals, Inc.:
     Notice is hereby given that the Annual Meeting of Stockholders of BioCryst Pharmaceuticals, Inc., a Delaware corporation, will be held at The Wynfrey Hotel, 1000 Riverchase Galleria, Hoover, Alabama on Wednesday, May 21, 2008 at 3:00 p.m., Central Daylight Time, for the following purposes:
1.	To elect two directors to serve for a term of three years and until a successor is duly elected and shall be qualified;

2.	To increase the number of shares available for issuance under the Stock Incentive Plan by 1,200,000 shares to 6,739,849;

3.	To increase the number of shares available for issuance under the Employee Stock Purchase Plan by 200,000 shares to 223,681;

4.	To ratify the selection of Ernst & Young LLP as our independent registered public accountants; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.
     The Board of Directors has fixed the close of business on March 31, 2008 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting or any adjournment thereof. The meeting may be adjourned from time to time without notice other than announcement at the meeting, and any business for which notice of the meeting is hereby given may be transacted at any such adjournment. A list of the stockholders entitled to vote at the meeting will be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting at the principal executive offices of the Company in Birmingham, Alabama.
     A copy of our Annual Report on Form 10-K for the year ended December 31, 2007 is enclosed, but is not filed or part of the proxy soliciting materials. Stockholders failing to receive a copy of the Annual Report may obtain one by writing to the Secretary of the Company at the address stated above.
     Please review carefully the accompanying Proxy and Proxy Statement.
BY ORDER OF THE BOARD OF DIRECTORS
Alane P. Barnes, Secretary
Birmingham, Alabama
April 16, 2008
ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY DATE, SIGN AND RETURN THE ENCLOSED PROXY. A POSTAGE PREPAID ENVELOPE IS PROVIDED FOR MAILING. A PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT. IF YOU ATTEND THE MEETING, YOUR PROXY WILL NOT BE COUNTED WITH RESPECT TO ANY MATTER UPON WHICH YOU VOTE IN PERSON.

BIOCRYST PHARMACEUTICALS, INC.
2190 Parkway Lake Drive
BIRMINGHAM, AL 35244
PROXY STATEMENT
General
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of BioCryst Pharmaceuticals, Inc. (the “Company”) for the Annual Meeting of Stockholders of the Company to be held at The Wynfrey Hotel, 1000 Riverchase Galleria, Hoover, Alabama on Wednesday, May 21, 2008 at 3:00 p.m., Central Daylight Time, and any adjournment thereof (the “Meeting”) and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.
     This Proxy Statement and the accompanying form of proxy card are first being mailed to Stockholders on or about April 16, 2008.
Purpose of the Meeting
     The matters to be considered at the Meeting are (i) the election of two directors, each person to serve a three-year term and until such person’s successor is elected and qualified; (ii) the approval of an increase of the number of shares available for issuance under the Stock Incentive Plan; (iii)  the approval of an increase of the number of shares available for issuance under the Employee Stock Purchase Plan; (iv) the ratification of Ernst & Young LLP as our independent registered public accountants and (v) any other business that may properly come before the meeting.
Revocation and Voting of Proxies
     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the voting thereof, by giving written notice to the Company or by voting in person at the Meeting. Attendance at the Meeting by itself will not revoke a proxy. All valid, unrevoked proxies will be voted as directed. In the absence of any contrary directions, proxies received by the Board will be voted FOR the election of all nominees for director of the Company, FOR the approval of an increase of the number of shares available for issuance under the Stock Incentive Plan; FOR the approval of an increase of the number of shares available for issuance under the Employee Stock Purchase Plan; FOR the ratification of the selection of Ernst & Young as our independent registered public accountants for 2008 and, with respect to such other matters as may properly come before the Meeting, in the discretion of the appointed proxies.
Voting and Quorum
     Only holders of record of our common stock (the “Common Stock”) as of the close of business on March 31, 2008, the record date for the Meeting (the “Stockholders”) will be entitled to notice of and to vote at the Meeting. At March 31, 2008, there were 38,083,767 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters on which Stockholders may vote. There is no cumulative voting in the election of directors. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Shares of Common Stock represented by a properly executed and returned proxy will be treated as present at the Meeting for purposes of determining the presence of a quorum without regard to whether the proxy is marked as casting a vote for or against or abstaining with respect to a particular matter. In addition, shares of Common Stock represented by “broker non-votes” (i.e., shares of Common Stock held in record name by brokers or nominees as to which a proxy is received and (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary power and (iii) the record holder had indicated that it does not have authority to vote such shares on that matter) generally will be treated as present for purposes of determining the presence of a quorum.
Required Votes, Abstentions, and Broker Non-Votes
     The affirmative vote of the holders of a plurality of the votes cast by Stockholders entitled to vote at the Meeting is necessary to elect each of the nominees for director named in the Proxy Statement. Votes may be cast for or withheld from each nominee, but a withheld vote or a broker non-vote will not affect the outcome of the election of directors at the Meeting.
     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting at the Meeting is necessary to approve (1) the increase of shares available under the Stock Incentive Plan, (2) the increase of shares available under the Employee Stock Purchase Plan, and (3) the ratification of our selection of Ernst & Young LLP as our independent registered public accountants. Accordingly, abstentions with respect to these proposals will have the same effect as a vote against these proposals and broker non-votes will have no effect upon these proposals.
Proxy Solicitation
     The proxy solicitation is being made primarily by mail, although proxies may be solicited by personal interview, telephone, internet, telegraph, letter, e-mail or otherwise. Certain of our directors, officers and other employees, without additional compensation, may participate in the solicitation of proxies. We will pay the cost of this solicitation, including the reasonable charges and expenses of brokerage firms and others who forward solicitation materials to beneficial owners of the Common Stock. We anticipate using Morrow & Company as a solicitor at an initial anticipated cost of $6,000.
ITEMS TO BE VOTED ON
1. ELECTION OF DIRECTORS
     It is proposed to elect two (2) directors to serve until the annual meeting of stockholders in 2011, and until their successors have been duly elected and qualified. Proxies cannot be voted for more than two persons. It is intended that shares represented by the Board’s proxies will be voted FOR the election of the two persons listed for terms expiring in 2011:
NOMINEES FOR TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2011

			Served As
Name	Age	Position(s) with the Company	Director Since
William W. Featheringill	65	Director	1995
Jon P. Stonehouse	47	President, Chief Executive Officer and Director	2007
     The following persons shall continue to serve as Directors for the terms indicated:
DIRECTORS WITH TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2009

			Served As
Name	Age	Position(s) with the Company	Director Since
J. Claude Bennett, M.D.	74	Chief Operating Officer and Director	1997
Stephen R. Biggar, M.D., Ph.D.	37	Director	2005
Zola P. Horovitz, Ph.D.	73	Director	1994
Randolph C. Steer, M.D., Ph.D.	58	Director	1993
DIRECTORS WITH TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2010

			Served As
Name	Age	Position(s) with the Company	Director Since
John L. Higgins	38	Director	2004
Beth C. Seidenberg, M.D.	51	Director	2005
     William W. Featheringill was elected a Director in May 1995. Mr. Featheringill is President, Chief Executive Officer and director, since 1973, of Private Capital Corporation, a venture capital company. He currently serves as Chairman of Electronic Healthcare Systems, Inc., a system solutions provider to the ambulatory care industry, since June 1995, and Momentum Business Solutions, Inc., a telecom and VoIP company, since May 2001. Mr. Featheringill is a Director of Altec Industries, Inc., Southern Research Institute and the Birmingham Museum of Art, and serves as a Trustee of Vanderbilt University. Mr. Featheringill received a BE in Mechanical Engineering from Vanderbilt University, a J.D. degree from the Columbia University School of Law and a M.B.A. from the Columbia University Graduate School of Business.
     Jon P. Stonehouse joined BioCryst in January 2007 as Chief Executive Officer and director. He was also named President in July 2007. Prior to joining the Company, he served as Senior Vice President of Corporate Development for Merck KGaA, a pharmaceutical company, since July 2002. His responsibilities included corporate mergers & acquisitions, global licensing and business development, corporate strategy and alliance management. In March of 2002, Mr. Stonehouse was appointed Vice President of Global Licensing and Business Development and Integration where he was responsible for the worldwide licensing and business development activities for the Ethical Pharmaceutical Division of Merck KGaA. Mr. Stonehouse joined EMD Pharmaceuticals, Inc. (the US Ethical Pharma division for Merck KGaA) in December 1999 as Vice President, Licensing and Business Development — Strategy & Integration and IT. Prior to joining Merck KGaA, he held a variety of roles at Astra Merck/AstraZeneca including: Customer Unit Director, Director, Marketing & Sales — IT, National Sales Manager, National Sales Director — Managed Healthcare, and Product Director — Omeprazole (the world’s most widely prescribed prescription drug-at that time). Mr. Stonehouse started his career in the pharmaceutical industry as a Sales Representative, National Sales Trainer and District Sales Manager for Merck & Co., Inc. Mr. Stonehouse earned his BS in Microbiology at the University of Minnesota.
     J. Claude Bennett, M.D. has served as our Chief Operating Officer since July 2007. He served as our President and Chief Operating Officer from December 1996 to July 2007 and was elected a director in January 1997. Dr. Bennett also served as the Medical Director from 2001 to 2006. Prior to joining us, Dr. Bennett was President of The University of Alabama at Birmingham (“UAB”) from October 1993 to December 1996 and Professor and Chairman of the Department of Medicine of UAB from January 1982 to October 1993. Dr. Bennett served on our Scientific Advisory Board from 1989-96. He is a former co-editor of the Cecil Textbook of Medicine and former President of the Association of American Physicians. He is a past chair of the Scientific Advisory Committee of the Massachusetts General Hospital, a post-member of the Scientific Advisory Board of Zycogen, LLC, and continues to hold the position of Distinguished University Professor Emeritus at UAB, a position he has held since January 1997. He also serves on the Board of Directors of both the McWane Science Center and the UAB Research Foundation.
     Stephen R. Biggar, M.D., Ph.D. was appointed to the Board in October 2005. Dr. Biggar has served as a Partner at Baker Brothers Investments, a family of long-term investment funds for major university endowments and foundations, which is focused on publicly traded life sciences companies, since October 2006, served as Principal from April 2002 to October 2006 and served as an Associate from April 2000 to April 2002. Prior to joining Baker Brothers, Dr. Biggar received an M.D. and a Ph.D. in Immunology from Stanford University. He attended the University of Rochester where he achieved a B.S. degree in Genetics. Dr. Biggar serves as a director of one private biotechnology company.
     Zola P. Horovitz, Ph.D. was elected a Director in August 1994. Dr. Horovitz was Vice President of Business Development and Planning at Bristol-Myers Squibb from 1991 until his retirement in April 1994 and previously was Vice President of Licensing at the same company from 1990 to 1991. Prior to that, he spent over 30 years with The Squibb Institute for Medical Research, most recently as Vice President Research, Planning, & Scientific Liaison. He has been an independent consultant in pharmaceutical sciences and business development since his retirement from Bristol-Myers Squibb in April 1994. He serves as non executive Chairman on the Board of Directors of Avigen, Inc. and GenVec, Inc., and also serves on the Boards of Directors of Genaera Pharmaceuticals, Inc., Palatin Technologies, Inc., DOV Pharmaceuticals, NitroMed, Inc. and Immunicon Corporation.
     Randolph C. Steer, M.D., Ph.D. was elected a Director in February 1993. He is currently President and Chief Operating Officer of OrthoLogic Corp., an Arizona-based biotechnology firm, since April 2006. Dr. Steer has been an independent pharmaceutical and biotechnology consultant since 1989, and has a broad background in business development, medical marketing and regulatory affairs. He was formerly Chairman, President and CEO of Advanced Therapeutics Communications International, a leading drug regulatory group, and served as associate director of medical affairs at Marion Laboratories, and medical director at Ciba Consumer Pharmaceuticals. Dr. Steer serves on the Board of Directors of Techne Corporation and several privately held companies and is trained as a clinical and chemical pathologist.
     John L. Higgins was elected a Director in May 2004. Mr. Higgins is President and Chief Executive Officer of Ligand Pharmaceuticals Inc., a publicly traded biotech company, since January 2007 and has served as a director since February 2007. He was most recently Chief Financial Officer at the biotech company Connetics, since 1997, and also served as Executive Vice President, Finance and Administration and Corporate Development since January 2002 until its acquisition by Stiefel Laboratories, Inc. in December 2006. Before joining Connetics, he was a member of the executive management team at BioCryst. Before joining BioCryst in 1994, Mr. Higgins was a member of the healthcare banking team of Dillon, Read & Co. Inc., an investment banking firm. He received his A.B. from Colgate University.
     Beth C. Seidenberg, M.D. was appointed to the Board in December 2005. Dr. Seidenberg has served as Partner of Kleiner Perkins Caufield and Byers (“KPCB”), a venture capital firm, since May 2005. Prior to joining KPCB, Dr. Seidenberg served at Amgen, a biotechnology company, as Chief Medical Officer and Senior Vice President, Global Development from January 2002 to December 2004. She also served at Bristol-Myers Squibb Company, a pharmaceutical company, as Senior Vice President, Global Development from September 2001 to January 2002, Senior Vice President, Clinical Development & Life Cycle Management from May 2000 to September 2001 and Vice President, Clinical Immunology/Pulmonary/Dermatology from April 2000 to May 2000 and at Merck/Merck Research Laboratories as Vice President, Pulmonary-Immunology from July 1998 to March 2000, Executive Director from March 1996 to June 1998, Senior Director from September 1993 to February 1996 and also served as both Director and Associate Director of Clinical Pharmacology from September 1991 to August 1993 and from June 1989 to August 1991, respectively. She received her M.D. from University of Miami; completed post-doctoral training at Johns Hopkins Medical Center and specialty training in immunology and infectious diseases at the National Institutes of Health. Dr. Seidenberg also has a B.S. degree in Biology and Anthropology from Barnard College. Dr. Seidenberg was appointed to the Board as a designee of KPCB under a Nomination and Observer Agreement with the Company dated December 16, 2005.
     There are no family relationships among any of our directors or executive officers.
     Should any nominee be unable or unwilling to accept election, it is expected that the proxies will vote for the election of such other person for the office of director as the Board may then recommend. The Board has no reason to believe that any of the persons named will be unable to serve or will decline to serve if elected.
Required Vote
     The affirmative vote of the holders of a plurality of the votes cast by Stockholders entitled to vote at the Meeting is necessary to elect each of the nominees for director named above.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.
2. APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN
     We are asking our stockholders to approve an increase of 1,200,000 in the number of shares available for issuance under the Stock Incentive Plan, which would bring the total number of shares available under the Stock Incentive Plan to 6,739,849 as of March 31, 2008.
     On February 28, 2008, our Board adopted the increase in the share reserve, subject to stockholder approval at this Meeting. Our Board believes that the increase is necessary to assure that a sufficient reserve of Common Stock remains available for issuance as equity awards. We use equity-based incentive compensation to attract and retain the services of key individuals essential to our long-term growth and financial success. We rely significantly on equity incentives in order to attract and retain key employees, consultants, and non-employee directors, and believe that such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and for other key individuals.
     The following is a summary of the principal features of the Stock Incentive Plan.
2007 Equity Incentive Programs
     The Stock Incentive Plan consists of three (3) separate equity incentive programs:
•	the Discretionary Option Grant Program;

•	the Stock Issuance Program; and

•	the Automatic Option Grant Program for non-employee Board members.
     The principal features of each program are described below. The Compensation Committee of the Board will have the exclusive authority to administer the Discretionary Option Grant Program and the Stock Issuance Program with respect to option grants and stock issuances made to the Company’s executive officers and non-employee Board members, and will also have the authority to make grants under those programs to all other eligible individuals. However, the Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make option grants or stock issuances to individuals other than the Company’s executive officers and non-employee Board members, or the Board may retain such authority.
     The term “plan administrator,” as used in this summary, will mean the Compensation Committee, any secondary committee, or the Board, to the extent each such entity is acting within the scope of its administrative jurisdiction under the Stock Incentive Plan. However, neither the Compensation Committee nor any secondary committee will exercise any administrative discretion under the Automatic Option Grant Program. All grants under that program will be made in strict compliance with the express provisions of such program.

Share Reserve
     An aggregate of 6,739,849 shares of Common Stock have been reserved for issuance over the term of the Stock Incentive Plan. This amount includes 5,539,849 shares of Common Stock available for future issuance under the Stock Incentive Plan as of March 31, 2008 and the 1,200,000 share increase proposed under the terms of this proposal.
     The shares of Common Stock issuable under the Stock Incentive Plan may be drawn from shares of our authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.
     No individual may receive options or stock issuances over the term of the Stock Incentive Plan exceeding 1,500,000 shares in the aggregate.
     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and per participant) under the Stock Incentive Plan and the securities in effect under each outstanding option and stock issuance and, where applicable, the option exercise price per share.
Eligibility
     Officers and employees, non-employee Board members and independent consultants in the service of the Company or its parents or subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant Program and the Stock Issuance Program. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.
     As of March 31, 2008, 6 executive officers, 8 non-employee Board members and approximately 97 other employees and consultants were eligible to participate in the Discretionary Option Grant Program and the Stock Issuance Program. The 8 non-employee Board members were also eligible to participate in the Automatic Option Grant Program.
Valuation
     The fair market value per share of Common Stock on any relevant date under the Stock Incentive Plan will be deemed to be equal to the closing selling price per share on that date on the Nasdaq National Market. On March 31, 2008, the fair market value per share determined on such basis was $4.61.
Discretionary Option Grant Program
Terms of Options
     The Plan Administrator will have complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.
     Each granted option will have an exercise price per share no less than the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten (10) years, and the option will generally become exercisable in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares; the shares acquired under those options will be subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares.
     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

     Upon the optionee’s cessation of service as a result of death after at least five years of service, all of the optionee’s outstanding options will accelerate and become exercisable in full.
Stock Appreciation Rights
     The Plan Administrator is authorized to issue tandem stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program. The grant price of a stock appreciation right may not be less than the fair market value of our Common Stock on the date of the grant.
     Tandem stock appreciation rights under the Discretionary Option Grant Program provide the holder with the right to surrender an option for an appreciation distribution from the Company. The amount of such distribution will be equal to the excess of:
(i)	the fair market value of the vested shares of Common Stock subject to the surrendered option, over

(ii)	the aggregate exercise price payable for such shares.
     Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock, or a combination thereof.
Stock Issuance Program
     Shares may be issued under the Stock Issuance Program at a price per share not less than their fair market value, payable in cash. Shares may also be issued as consideration for services rendered without any cash outlay required from the recipient. The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals. To the extent a participant ceases service without completing the designated service period or performance goals, the Company has the right to repurchase the shares at the price paid, if any. However, the Plan Administrator has the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the program. Share recipients shall have full stockholder rights with respect to their shares, including the right to vote the shares and to receive regular cash dividends.
     Shares of Common Stock may also be issued under the program pursuant to share right awards that entitle the recipient to receive shares upon the attainment of designated service or performance goals. Outstanding share right awards under the program will automatically terminate, and no shares of Common Stock will actually be issued in satisfaction of those awards, if the service or performance goals established for such awards are not attained. The Plan Administrator, however, has the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the service or designated performance goals are not attained. Share right award holders do not have stockholder rights with respect to such awards; however, the Plan Administrator may grant dividend equivalents entitling the holder of such awards to regular cash dividends payable on the underlying shares. Dividend equivalents are subject to the same vesting schedule and payable at the same time as the shares underlying the share right award.
     The Plan Administrator has complete discretion under the program to determine which eligible individuals are to receive stock issuances or share right awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award, the extent to which a share right award shall have an accompanying dividend equivalent, and the vesting schedule to be in effect for the stock issuance or share right award.
Automatic Option Grant Program
Terms of Options
     Under the Automatic Option Grant Program, eligible non-employee Board members, including Board members who are former employees of the Company, will receive a series of option grants over their period of Board service. Each non-employee Board member will, at the time of his or her initial election or appointment to the Board or upon continuing to serve as a Board member after ceasing to be employed by the Company, receive an option grant for up to 20,000 shares of Common Stock. The amount of the initial grant shall be determined by multiplying:
     (i) a fraction, the numerator of which is the number of months remaining between the date the Board member first became a non-employee Board member and the date of the next Annual Meeting and the denominator of which is 12, by
     (ii) 20,000 shares of Common Stock.

     In addition, each year on the date of the Annual Meeting each individual who is to continue to serve as a non-employee Board member will automatically be granted an additional option to purchase 15,000 shares of Common Stock. Other than the 1,500,000 share aggregate limit to any participant in the Stock Incentive Plan, there will be no limit on the number of such 15,000-share option grants any one eligible non-employee Board member may receive over his or her period of continued Board service.
     Each automatic grant will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date and will have a term of ten (10) years. Each initial automatic option grant shall vest over the period to the Annual Meeting immediately following the grant with a pro rata portion of the grant vesting at the end of each calendar month during the period and with the final portion of the grant vesting on the date of the Annual Meeting. Each annual automatic option grant shall vest and become exercisable for 1/12th of the option shares upon the optionee’s completion of each month of Board service over the twelve (12)-month period measured from the automatic grant date. With respect to both the initial automatic option grant and the annual automatic option grant, vesting shall cease and options shall not become exercisable for any additional option shares following the optionee’s cessation of Board service for any reason. Following an optionee’s cessation of Board service for any reason, each option vested at the time of cessation of Board service will remain exercisable by the optionee (or after the optionee’s death, his estate or heirs) for the remainder of the ten (10) year term of that option.
Stock Appreciation Rights
     The terms of the Automatic Option Grant Program provide that options shall have one of two different stock appreciation rights, depending on the date on which the option is granted. In either case, however, the grant price of the stock appreciation right may not be less than the fair market value of our Common Stock on the date of the grant.
     Each option granted under the Automatic Option Grant Program prior to March 7, 2006 includes a limited stock appreciation right such that, upon the successful completion of a hostile tender offer for more than fifty percent (50%) of our outstanding voting securities or a change in a majority of the Board as a result of one or more contested elections for Board membership, the option may be surrendered to the Company in return for a cash distribution from the Company. The amount of the distribution per surrendered option share will be equal to the excess of:
     (i) the fair market value per share at the time the option is surrendered, over
     (ii) the exercise price payable per share under such option.
     Each option granted under the Automatic Option Grant Program on or after March 7, 2006 contains a tandem stock appreciation right that gives the holder the right to surrender the option for an appreciation distribution from the Company. The amount of such distribution will be equal to the excess of:
     (i) the fair market value of the vested shares of Common Stock subject to the surrendered option, over
     (ii) the aggregate exercise price payable for such shares.
     To prohibit discretion, the terms of the tandem stock appreciation right provide that the appreciation distribution must be made in shares of Common Stock.
General Provisions
Acceleration
     In the event that the Company is acquired by merger or asset sale or otherwise undergoes a change in control (including a change effected through the successful completion of a tender offer for more than 50% of our outstanding voting stock or a change in the majority of the Board effected through one or more contested elections for Board membership), except as set forth in the terms of the grant, the vesting of each outstanding option under the Discretionary Option Grant Program and the Automatic Option Grant Program, and the vesting of each share right award under the Stock Issuance Program, shall automatically accelerate in full. However, the Plan Administrator generally may impose terms and conditions at the time of grant that prevent this automatic acceleration.
     In addition, and except as provided in the terms of any stock issuance, all outstanding repurchase rights under the Stock Issuance Program will terminate upon a merger, asset sale or other change in control, and all underlying shares issued under the Stock Issuance Program will immediately vest, except to the extent the Company’s repurchase rights with respect to those shares are to be assigned to a successor corporation or otherwise continued in effect pursuant to the terms of a merger or asset sale.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.
Special Tax Election
     The Plan Administrator may provide one or more participants in the Discretionary Option Grant Program and Stock Issuance Program with the right to have us withhold a portion of the shares otherwise issuable to such participants in satisfaction of applicable withholding taxes that attach upon the exercise of options or the vesting of stock issuances or share right awards. Alternatively, the Plan Administrator may allow participants to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.
Amendment and Termination
     The Board may amend or modify the Stock Incentive Plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations (including applicable Nasdaq National Market rules). Unless sooner terminated by the Board, the Stock Incentive Plan will terminate on the earliest of:
     (i) March 6, 2016 (but any options, stock issuances or other awards outstanding on such date shall remain in effect in accordance with their terms);
     (ii) the date on which all shares available for issuance under the Stock Incentive Plan have been issued as fully-vested shares; or
     (iii) the termination of all outstanding options and stock issuances in connection with certain changes in control or ownership of the Company.
New Plan Benefits
     Awards to our executive officers during 2007 are reflected below under the heading “Grants of Plan-Based Awards in 2007.” Each of the non-employee Board members will receive an annual automatic option grant under the Automatic Option Grant Program immediately following the Meeting. The following tabulation reflects the awards granted or expected to be granted to the following persons for 2008 under the Stock Incentive Plan.

			Number of
Name and Position	Dollar Value ($)(1)		Stock Options(1)
Jon P. Stonehouse, President, Chief Executive Officer	198,045	(2)	60,750	(2)
Stuart Grant, Senior Vice President and Chief Financial Officer	244,500	(2)	75,000	(2)
Michael A. Darwin, Vice President Finance and Treasurer	31,351	(2)	9,617	(2)
J. Claude Bennett, M.D., Chief Operating Officer	55,420	(2)	17,000	(2)
W. James Alexander, M.D., MPH, Senior Vice President and Chief Medical Officer	—		—
David S. McCullough, Vice President, Strategic Planning and Commercialization	56,235	(2)	17,250	(2)
Executive Officer Group (all shown above)	585,551	(2)	179,617	(2)
Non-Employee Director Group		(3)	90,000	(4)
Employee Group	1,754,679	(5)	468,055	(5)

(1)	Future awards under the Stock Incentive Plan are indeterminable. All grants are determined by the Plan Administrator in its discretion and no arrangements have been made at this time with respect to the shares reserved for issuance under the Stock Incentive Plan.

(2)	Represents grants of stock options on March 14, 2008 under the Stock Incentive Plan. Amounts shown in the Dollar Value column represent the number of stock options granted multiplied by the exercise price of such options.

(3)	The dollar value of the options to be granted to our non-employee directors pursuant to the Automatic Option Grant Program is indeterminable because the options will be granted immediately after the Meeting and their value will depend on the value of our Common Stock at that time.

(4)	Represents the options to be granted pursuant to the Automatic Option Grant Program under the Stock Incentive Plan to non-employee directors immediately following the Meeting for directors continuing in service after the Meeting.

(5)	Represents options granted to new employees during 2008 and the grants of options on March 14, 2008 under the Stock Incentive Plan. Amounts shown in the Dollar Value column represent the number of stock options granted multiplied by the exercise price of such options.
     As of March 31, 2008, 5,539,849 shares of Common Stock remained available for future issuance under the Stock Incentive Plan, which includes 5,532,026 shares reserved for awards already issued and 7,823 shares reserved for awards available for issuance, but excludes the increase of 1,200,000 shares of Common Stock included in the proposal. The weighted average exercise price of the 5,532,026 shares reserved for awards already issued is $8.54 and the weighted average outstanding life is 7.2 years.
Equity Compensation Plan Information

			(c) Number of
	(a) Number of		securities remaining
	securities to be		available for future
	issued upon	(b) Weighted-	issuance under
	exercise of	average exercise	equity compensation
	outstanding	price of outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected
Plan Category	and rights	and rights	in column (a))
Equity compensation plans approved by security holders:
Stock Option Awards (1)	5,532,026	$8.54	7,823
Restricted Stock Awards (1)	50,000	—	—
Stock Purchase Plan (2)	—	—	23,681
Equity compensation plans not approved by security holders:
Stock Option Inducement Grant (3)	110,000	$8.20	—
Restricted Stock Awards (3)	10,000	—	—

Total	5,702,026	$8.44	31,504

(1)	Consists of awards granted under the Stock Incentive Plan.

(2)	Consists of shares granted under the Employee Stock Purchase Plan. The number of shares that may be issued pursuant to the Employee Stock Purchase Plan during a given period and the purchase price of such shares cannot be determined in advance of such purchases.

(3)	Consists of shares granted by the Board of Directors to recruit a new employee to a key position within the Company.
Federal Income Tax Consequences
Option Grants
     Options granted under the Stock Incentive Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:
     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise transferred. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. If the optionee makes a qualifying disposition, the taxable income recognized by the optionee will be treated as a long-term capital gain and we will not be entitled to an income tax deduction. If the optionee makes a disqualifying disposition of the purchased shares, then for the taxable year in which such disposition occurs, the optionee will recognize ordinary income, and we will be entitled to an income tax deduction, in an amount generally equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised, in an amount equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares.
     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee’s termination of service prior to vesting, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.
     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.
Stock Appreciation Rights
     No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the appreciation distribution. We will be entitled to an income tax deduction equal to the appreciation distribution in the taxable year in which the ordinary income is recognized by the optionee.
Stock Issuances
     Generally, the issuance of unvested stock will not result in taxable income to the employee. Instead, upon vesting, the fair market value of such shares, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation. Any cash dividends or other distributions paid with respect to the stock prior to vesting will also be included in the holder’s ordinary income as compensation when paid. The participant may however, elect under Section 83(b) of the Internal Revenue Code, to include in his ordinary income at the time the stock is issued the fair market value of such shares less any amount paid. Any cash dividends paid thereafter will be treated as dividend income.
     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to the stock issuance. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the participant.
Share Rights Awards
     No taxable income is recognized by a participant upon grant of a share right award. The participant will recognize ordinary income in the year in which the share right award vests and the underlying stock is issued to the participant, in an amount equal to the fair market value of the shares on the date of issuance. Any cash or other property paid with respect to such shares on the vesting date will also be includible in the participant’s ordinary income as compensation at the time of payment. A participant may not make an 83(b) election with respect to a share right award. We will be entitled to an income tax deduction to the extent the participant recognizes ordinary income with respect to a share right award. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the participant.
Deductibility of Executive Compensation
     We anticipate that any compensation deemed paid by the Company in connection with the disqualifying dispositions of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m). Compensation attributable to stock issuances or share right awards granted under the Stock Incentive Plan may or may not qualify for the performance-based compensation exception, depending upon the specific terms of each grant.

Required Vote
     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting at the Meeting is necessary to approve the amendment to the Stock Incentive Plan. Accordingly, abstentions with respect to the proposal to approve the amended Stock Incentive Plan will have the same effect as a vote against the proposal to approve the amended Stock Incentive Plan. Broker non-votes will have no effect upon the proposal.
Recommendation of the Board of Directors
     THE BOARD OF DIRECTORS DEEMS THE APPROVAL OF THE AMENDED STOCK INCENTIVE PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN.
3. APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE EMPLOYEE STOCK PURCHASE PLAN
     In May 1995, the Company’s stockholders approved the Company’s Employee Stock Purchase Plan (the “ESP Plan”). As initially adopted, a total of 200,000 shares of Common Stock were reserved for issuance under the ESP Plan. On May 15, 2002, the Company’s stockholders amended the ESP Plan to (i) increase the number of shares available under the ESP Plan by 200,000, and (ii) eliminate the January 2005 termination date of the ESP Plan. As a result of that amendment, a total of 400,000 shares of Common Stock have previously been reserved for issuance under the ESP Plan. As of March 31, 2008, 376,319 shares had been issued, leaving a total of 23,681 shares available for future purchase under the ESP Plan.
Proposal
     On February 28, 2008, the Board of Directors adopted, subject to stockholder approval, an amendment to the ESP Plan to add an additional 200,000 shares of Common Stock to the number of shares authorized for issuance under the ESP Plan, bringing the total number of shares of Common Stock subject to the ESP Plan to 600,000. When added to the remaining shares available for issuance under the ESP Plan as of March 31, 2008, the increase will result in a total of 223,681 shares being available for future employee purchases under the ESP Plan, subject to adjustment in the event of a change in capital structure of the Company (as discussed below).
     The Board of Directors believes that the approval of the amendment to the ESP Plan is in the best interests of the Company and its stockholders, as the availability of an adequate number of shares for issuance under the ESP Plan and the ability of eligible employees to acquire a proprietary interest in the Company is an important factor in attracting, motivating and retaining qualified personnel essential to the success of the Company.
Summary of the Employee Stock Purchase Plan
     The following summary of the ESP Plan does not contain all of the terms and conditions of the ESP Plan, and is qualified in its entirety by the specific language of the ESP Plan, as amended, to increase the number of shares authorized for issuance thereunder.
General
     Purposes. The ESP Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The purpose of the ESP Plan is to allow eligible employees of the Company to subscribe for and purchase shares of the Company’s Common Stock directly from the Company at a discounted price through payroll deductions to encourage greater employee ownership in the Company and as an incentive for continued employment.
     Administration. The ESP Plan is administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”). Subject to the specific provisions of the ESP Plan, all questions of interpretation or application of the ESP Plan are determined by the Committee and its decisions are final, conclusive and binding upon all participants. The Company pays all administrative expenses of the ESP Plan.
     Amendment and Discontinuance. Following the end of any Purchase Period, the Board may alter, amend, suspend or discontinue the ESP Plan. However, the Board may not take the following actions with respect to the ESP Plan without receiving the prior approval of the stockholders, except for permissible adjustments in the event of certain changes in the Company’s capitalization: (i) materially increase the number of shares of Common Stock issuable under the ESP Plan or the maximum number of shares purchasable per participant on any one purchase date; (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares purchasable under the ESP Plan; or (iii) materially increase the benefits accruing to participants under the ESP Plan or materially modify the requirements for eligibility to participate in the ESP Plan. Unless earlier terminated by the Board, shares of Common Stock will be offered for purchase under the ESP Plan until the earlier of (i) the date on which the maximum number of shares of Common Stock available for issuance under the ESP Plan shall have been purchased or (ii) the date on which all purchase rights are exercised in connection with an Acquisition (as defined below). Notwithstanding the date of termination determined by the preceding sentence, the Board of Directors may act to terminate the ESP Plan at the end of any Purchase Period (as defined below) under the ESP Plan.
Eligibility and Participation
     Employees (including officers and employee directors) who are employed by the Company or any participating subsidiary on a basis which requires such employee to work more than twenty (20) hours per week for more than five (5) months per calendar year at the commencement of each six-month purchase period (a “Purchase Period”), are eligible to participate in the ESP Plan, subject to certain limitations imposed by the Code and certain other limitations set forth in the ESP Plan. No purchase rights will be granted to any employee who, immediately after the grant of such right, would own (or otherwise hold options or other rights to purchase) stock possessing five percent (5%) or more of the total voting power or value of all classes of stock of the Company or any parent or subsidiary corporation.
     As of March 31, 2008, 103 employees were eligible to participate in the ESP Plan, and approximately 54 employees were participating. Participants participate in the ESP Plan by electing payroll deductions on or prior to the commencement of a Purchase Period that accumulate to purchase shares of Common Stock. The actual benefits, if any, to participants in the ESP Plan are not determinable prior to the purchase of shares thereunder as the value, if any, of such shares to their holders is represented by the difference between the market price of a share of Company Common Stock on the date of purchase and the purchase price of the shares, as described below.
Purchase Periods and Payroll Deductions
     Purchase Periods run from the first business day of February to the last business day of July and from the first business day in August to the last business day of the next succeeding January in each year. Eligible employees may elect to participate in the ESP Plan on or prior to the start date of any Purchase Period. An eligible employee electing to participate may authorize payroll deductions in integral multiples of 1% of the base salary paid to such participant during the Purchase Period up to a maximum of 15% of base salary. The participant may decrease his rate of payroll deduction one time during any Purchase Period, but cannot increase the rate of deduction during the Purchase Period. Any elections to increase the rate of deduction will take effect at the beginning of the next Purchase Period. A participant may, at any time prior to the last day of the Purchase Period, terminate his right to purchase shares of Common Stock at the end of the Purchase Period, and no further payroll deductions will be collected from the participant during that Purchase Period. Payroll deductions accumulated in the terminating participant’s account shall, at the participant’s election, be immediately refunded to the participant or held for the purchase of shares on the last day of the next Purchase Period. Terminating participants who fail to make an election with respect to accumulated payroll deductions shall be refunded such deductions as soon as possible.
     Payroll deductions are credited to accounts established in each participant’s name on the books of the Company. No interest accrues on payroll deductions credited to such accounts during the Purchase Period. On the last business day of each Purchase Period, the amount in each participant’s account is used to purchase whole shares of Common Stock of the Company on such purchase date. Any amount remaining in the participant’s account will be carried over to the next Purchase Period, except for amounts not applied to the purchase of Common Stock because the limitations on the number of shares purchasable per participant is exceeded, which amounts will be promptly refunded to the participant after the purchase date. A participant will not acquire any stockholder rights with respect to purchase rights under the ESP Plan until shares of Common Stock are actually purchased for such participant at the end of each Purchase Period. During a participant’s lifetime, rights to purchase shares of Common Stock pursuant to the ESP Plan shall be exercisable only by the participant.
Purchase Price and Amount of Common Stock Purchased
     The purchase price per share for which shares of Common Stock will be sold at the end of a Purchase Period under the ESP Plan is the lesser of (i) 85% of the “fair market value” per share of the Common Stock on the start date of the Purchase Period or (ii) 85% of the “fair market value” per share of Common Stock on the purchase date. For purposes of the ESP Plan, the “fair market value” per share on any relevant date will be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market if, at the time, the Common Stock is traded on the Nasdaq National Market, or the closing selling price per share of the Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted on the composite tape of transactions on such exchange, if at the time the Common Stock is listed on any stock exchange. In either case, if there is no closing selling price for the Common

Stock on the date in question, then the “fair market value” shall be the closing selling price on the immediately preceding date for which such quotation exists.
     The maximum number of shares which a participant may purchase on any purchase date may not exceed 3,000 shares of Common Stock (subject to adjustment in the event of a change in the capital structure of the Company as discussed below). In addition, a participant may not purchase shares more than $25,000 worth of Common Stock (determined on the basis of the fair market value of the Common Stock on the start date of the Purchase Period) each calendar year.
Mergers, Acquisitions and Other Corporate Transactions
     In the event of certain acquisitions of the Company by merger or asset purchase (an “Acquisition”), all payroll deductions for the Purchase Period in which such Acquisition occurs will be automatically applied to the purchase of Common Stock immediately prior to the effective date of the Acquisition, subject to the limitations on purchase during any Purchase Period. The purchase price of such shares will be 85% of the lesser of (i) the “fair market value” of the Common Stock on the start date of the Purchase Period or (ii) the “fair market value” of the Common Stock immediately prior to the Acquisition. The Company will provide at least ten (10) days notice prior to any Acquisition to each participant, and each participant will have the right to terminate participation in the ESP Plan prior to the effective date of the Acquisition should a participant not wish to have shares purchased in connection with the Acquisition.
     In the event of any stock split, common stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration by the Company, the number of shares of Common Stock issuable under the ESP Plan and any outstanding purchase rights (and the price per share in effect under any such purchase right) is subject to adjustment in order to prevent the dilution or enlargement of benefits under the ESP Plan and such purchase rights.
Termination of Employment or Loss of Eligibility
     If a participant’s employment terminates for any reason, including death or disability, or the participant otherwise loses his status as an eligible employee, then all payroll deductions for the Purchase Period in which employment terminates or eligibility is lost are automatically refunded to the participant or the participant’s estate or personal representative, as applicable.
Federal Income Tax Information
     The following information is a general summary of some of the current federal income tax consequences of the ESP Plan to participants and to the Company. Tax laws may change, and actual tax consequences will depend on a participant’s individual circumstances as well as state and local tax laws. All participants should seek tax advice when they participate in the ESP Plan. The ESP Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.
     Tax Treatment of Participants. Under plans which qualify as “employee stock purchase plans,” no taxable income is recognized by the participant either upon receipt of the purchase right at the time of entry into the Purchase Period or upon the actual purchase of shares on each purchase date. All tax consequences with respect to such purchases are deferred until the participant disposes of the shares. A disposition of shares generally includes any transfer of legal title, whether by sale, exchange or gift, but does not include a transfer to a participant’s spouse or a transfer to joint ownership if the participant remains one of the joint owners, or a transfer into the participant’s brokerage account.
     The participant’s federal income tax liability upon disposition will depend on whether the participant makes a qualifying or disqualifying disposition of the purchased shares. A qualifying disposition will occur if the sale or other disposition of those shares is made after the participant has held the shares for (i) more than two years after the start date of the Purchase Period and (ii) more than one year after the actual purchase date. A disqualifying disposition is any sale or other disposition which is made prior to the satisfaction of either of these two minimum holding period requirements; provided, however, that if a participant dies while owning the shares, the transfer of the shares upon death will generally be considered a qualifying disposition.
     With respect to a qualifying disposition, a participant will recognize ordinary income in the year of such disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the date of the qualifying disposition exceeds the purchase price or (ii) 15% of the fair market value of the shares on the start date of the Purchase Period in which those shares were purchased. Any additional gain recognized upon the qualifying disposition will be a long-term capital gain. If the fair market value of the shares on the date of the qualifying disposition is less than the purchase price the participant paid for the shares, there will be no ordinary income, and any loss recognized will be a long-term capital loss.
     In the case of a disqualifying disposition, a participant will recognize ordinary income in the year of such disposition equal to the excess of (i) the fair market value of the shares on the purchase date over (ii) the purchase price paid for the shares. Any additional gain recognized upon the disqualifying disposition will be capital gain, which will be long-term if the shares are held for more than one year from the date of purchase.
     Tax Treatment of the Company. When a participant recognizes ordinary income upon making a disqualifying disposition, the Company will generally be entitled to a tax deduction in the amount of the ordinary income. In all other cases, no deduction is allowed the Company.
Required Vote
     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting at the Meeting is necessary to approve the amendment to the ESP Plan increasing the aggregate number of shares purchasable under the ESP Plan from 400,000 to 600,000. Accordingly, abstentions with respect to the proposal to approve the amended ESP Plan will have the same effect as a vote against the proposal to approve the amended ESP Plan. Broker non-votes will have no effect upon the proposal.
Recommendation of the Board of Directors
     THE BOARD OF DIRECTORS DEEMS THE APPROVAL OF THE AMENDED EMPLOYEE STOCK PURCHASE PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE EMPLOYEE STOCK PURCHASE PLAN.
4. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
     The Audit Committee of the Board has appointed Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2008. Services provided to the Company by Ernst & Young LLP in fiscal 2007 are described below.
     We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice.
     Representatives of Ernst & Young LLP will be present at the Meeting to respond to appropriate questions and to make such statements as they may desire.
Audit Fees
     In connection with the audit of the 2007 financial statements, we entered into an engagement agreement with Ernst & Young LLP which set forth the terms by which Ernst & Young LLP will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.
     Set forth below is information relating to the aggregate fees paid to Ernst & Young LLP for professional services rendered for the fiscal years ended December 31, 2007 and 2006, respectively.

	2007	2006
(1) Audit Fees	$248,500	$227,500
(2) Audit-related fees	—	—
(3) Tax fees	—	—
(4) All other fees	—	—
     It is the policy of the Audit Committee, as set forth in the Audit Committee Charter, to pre-approve, consistent with the requirements of the federal securities laws, all auditing services and non-audit services provided to the Company by its independent registered public accounting firm, other than such non-audit services as are prohibited by law to be performed by the independent registered public accounting firm and other than as provided in the de minimis exception set forth in applicable provisions of the federal securities laws. The Committee may delegate to one or more designated members of the Committee the authority to grant the required pre-approvals, provided that the decisions of any member(s) to whom such authority is delegated to pre-approve an activity shall be presented to the full Committee at each of its scheduled meetings.

Required Vote
     The affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy and voting at the Meeting is necessary to ratify our selection of Ernst & Young LLP as our independent registered public accountants. Accordingly, abstentions will have the same effect as a vote against this proposal.
Recommendation of the Board of Directors
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2008.
     In the event our stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
CORPORATE GOVERNANCE
     The Company is governed by a Board of Directors, which currently consists of ten directors as determined by resolution of the Board in accordance with The Certificate of Incorporation. The Board has determined that eight of the ten current members (Biggar, Featheringill, Higgins, Horovitz, Seidenberg, Sherrill, Spencer, and Steer) are independent as defined by the Nasdaq Stock Market, which we call Nasdaq. During 2007, the Board appointed Dr. Horovitz as the Chairman of the Board and as such he presides over the Board meetings and any executive session of the non-management directors. During 2007, there were four executive sessions held by the independent board members.
     The Board has established the Audit, Compensation, and Corporate Governance and Nominating committees to assist in the oversight of the Company. The Board has adopted charters for each of these committees, which are posted on our website at www.biocryst.com. We also make available at our website our code of business conduct, which applies to all employees of the Company as well as the members of our Board of Directors. We intend to post on our website any amendments to, or waivers from, our code of business conduct. Printed copies of these charters or our code of business conduct may be obtained, without charge, by contacting the Corporate Secretary, BioCryst Pharmaceuticals, Inc., 2190 Parkway Lake Drive, Birmingham, Alabama 35244.
Committees of the Board
Audit Committee
     We have an Audit Committee, consisting of Messrs. Higgins, Sherrill and Steer, which is responsible for the review of internal accounting controls, financial reporting and related matters. The Audit Committee also recommends to the Board the independent accountants selected to be our auditors and reviews the audit plan, financial statements and audit results. The Board has adopted an Audit Committee Charter that meets all the applicable rules of Nasdaq and the Securities and Exchange Commission (“SEC”). The Audit Committee Charter can be found on our website at www.biocryst.com. The Audit Committee members are “independent” directors as defined by Nasdaq and the SEC and meet Nasdaq’s financial literacy requirements for audit committee members. The Board has determined that Mr. Higgins qualifies as the “audit committee financial expert,” as such term is defined by the SEC. The Audit Committee met five times during 2007.
Compensation Committee
     We also have a Compensation Committee consisting of Drs. Seidenberg and Biggar and Mr. Featheringill. The Compensation Committee is responsible for the annual review of officer compensation and other incentive programs. The Board has adopted a Compensation Committee Charter that meets all the applicable rules of Nasdaq and the SEC. The Charter can be found on our website at www.biocryst.com. The Compensation Committee members are “independent” directors as defined by Nasdaq. The Compensation Committee held seven meetings during 2007.
Corporate Governance and Nominating Committee
     We have a Corporate Governance and Nominating Committee comprised of all independent directors, as defined by Nasdaq. The current members of the committee are Drs. Biggar, Seidenberg and Steer. The Corporate Governance and Nominating Committee selects persons for election or re-election as directors and provides oversight of the corporate governance affairs and policies of the Board of Directors and the Company. The Board has adopted a Corporate Governance and Nominating Committee

Charter that meets all the applicable rules of Nasdaq and the SEC. The Charter can be found on our website at www.biocryst.com. The Corporate Governance and Nominating Committee members are “independent” directors as defined by Nasdaq. The Corporate Governance and Nominating Committee held one meeting during 2007.
Selection of Board Nominees
     The Corporate Governance and Nominating Committee will consider candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Committee has established a procedure for submission of nominees by stockholders and will consider nominees recommended in writing, including biographical information and personal references. All submissions by stockholders should be sent directly to the Chairman of the Board, Dr. Zola P. Horovitz, at 2190 Parkway Lake Drive, Birmingham, Alabama, 35244. Suggestions of candidates for election at the 2009 Annual Meeting must be received by the Chairman by December 17, 2008. The Chairman will provide copies of all submissions to the Committee for their consideration.
     The Committee reviews all submissions and evaluates them based on predetermined selection criteria to identify prospective nominees. Once the Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or to others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request additional information about the prospective nominee’s background and experience. The Committee then evaluates the prospective nominee against our director selection criteria, including:
•	the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board.
     The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee selects the director nominees for the next annual meeting of shareholders.
Stockholder Communications
     Stockholders interested in communicating directly with the Board, or specified individual directors, may do so by writing the Secretary of the Company, Alane P. Barnes, 2190 Parkway Lake Drive, Birmingham, Alabama, 35244. The Secretary of the Company will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that the Secretary otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.
Director Attendance
     During 2007, the Board held fourteen meetings. Each member of the Board attended at least 75% of the meetings of the Board and committees of the Board of which he or she is a member, except Mr. Spencer, who attended 71% of the meetings. We encourage all members of the Board to attend the Annual Meeting of Stockholders. Six members of the Board of Directors were in attendance at the 2007 Annual Meeting of Stockholders.

Certain Relationships and Related Transactions
     During 2007, there were no relationships or related transactions requiring disclosure between the Company and any of its directors, executive officers or five percent stockholders. The Audit Committee Charter requires all related party transactions to be pre-approved by the Audit Committee.
EXECUTIVE OFFICERS
     Below you can find information, including biographical information, about our executive officers (other than Mr. Stonehouse and Dr. Bennett, whose biographical information appears above).

Name	Age	Position(s) with the Company
Stuart Grant	52	Senior Vice President and Chief Financial Officer
Michael A. Darwin	46	Vice President Finance, Treasurer and Principal Accounting Officer
David S. McCullough	43	Vice President, Strategic Planning and Commercialization
     Stuart Grant joined BioCryst in August 2007 as Senior Vice President and Chief Financial Officer. Mr. Grant was most recently Chief Financial Officer of The Serono Group from November 2004 to April 2007. From April 2007 to August 2007, Mr. Grant was on a planned three month sabbatical after the integration of Serono into Merck following the successful sale of the company. From April 2002 to November 2004, Mr. Grant served as Chief Financial Officer of Serono USA and from January 1999 to April 2002 as Vice President Corporate Finance of The Serono Group. Prior to 1999, Mr. Grant held other positions within the Serono Group, including General Manager Laboratories Serono SA and Finance Director Laboratories Serono SA. He has also held various senior finance positions in the electronics industry in various European locations.
     Michael A. Darwin joined BioCryst in June 2000 as Controller. Effective November 1, 2002, Mr. Darwin was appointed Chief Financial Officer, Secretary and Treasurer and served in this capacity until Mr. Grant was appointed Chief Financial Officer in August 2007. Mr. Darwin continues to serve as the Principal Accounting Officer. Prior to joining BioCryst, from June 1990 to June 2000, Mr. Darwin was Chief Financial Officer of a privately held company in the food services industry. He began his career at Ernst & Young and spent six years in public accounting practice.
     David S. McCullough David McCullough joined BioCryst in April 2007. Prior to joining BioCryst Mr. McCullough served as Director, Global Corporate Development in the Ethical Pharmaceuticals Division at Merck KGaA in Darmstadt, Germany from February 2002 to April 2007. In that position he was responsible for leading the company’s efforts in evaluating the commercial value of specific product opportunities and in the case of the Serono SA acquisition, their entire company portfolio. Mr. McCullough led the commercial assessment of strategic and financial attractiveness of over 40 companies in oncology and other therapeutic areas. Prior to that position, Mr. McCullough was an integral part of the Business Operations and Market Research Team in the Oncology Business Unit of Eli Lilly and Company from June 1995 to January 2002. Mr. McCullough received his Bachelor of Science degree from Western Illinois University.
COMPENSATION DISCUSSION AND ANALYSIS
Philosophy and Overview of Compensation
     The Compensation Committee, or Committee, of the Board of Directors has the responsibility for establishing, implementing and monitoring adherence with the Company’s compensation philosophy. Our goal is to provide a compensation package that attracts, motivates and retains executive talent and is designed to align executives’ interest with the Company’s corporate strategies, business objectives and the long-term interests of the stockholders. We refer to the individuals who served as our chief executive officer, or CEO, and chief financial officer, or CFO, during 2007, as well as the other four individuals included in the Summary Compensation Table, as our “named executive officers” or “NEOs.”
     Historically, our compensation program for executive officers has included base salary and annual grants of stock options. From time to time, we have also paid cash bonuses as a reward for recognized achievements. In addition, our executives are eligible to participate in our broad-based employee benefit programs on the same basis as other employees.
     In early 2007, we began a review of our overall compensation policies and practices in light of the Company’s business strategy and hired a compensation consultant to assist with this review as described below under the heading “Role of Compensation Consultants.” Based upon this review, the Committee implemented an Annual Incentive Plan, or AIP, for employees at the top three organization levels defined by the Committee. The Committee plans to make compensation decisions for our executive officers after consideration of the following objectives:
•	a greater portion of total short and long term compensation should be performance-based; and

•	achievement of specific goals, targets and metrics relating to Company performance and individual performance should be used to help determine incentive compensation.
     The Committee implemented the AIP for 2007 to achieve the objectives described above.
Role of the Executive Officers
     The Committee has the primary authority to determine the Company’s compensation philosophy and to establish compensation for the Company’s executive officers. The Committee makes all compensation decisions for the named executive officers, but the CEO provides recommendations to the Committee regarding the cash and equity awards to be paid to all named executive officers other than the CEO. The Committee reviews the performance of the named executive officers with the CEO and the Committee independently evaluates the performance of the CEO. Each named executive officer and other senior executive management team members participate in an annual performance review, which provides information about individual contributions to achievement of the Company’s objectives for the period being assessed, in addition to achievement of their own individual objectives. The Committee performs an annual review of the performance of our CEO and our senior executive management team as a group.
Role of Compensation Consultants
     In early 2007, the Compensation Committee engaged Compensia, a compensation consulting firm, to conduct a competitive compensation analysis of the CEO position and the VP, Strategic Planning and Commercialization position. The competitive data from these two analyses provided base salary and total compensation data that enabled the Committee to extend competitive offers to Mr. Stonehouse and Mr. McCullough. In April 2007, BioCryst engaged LCG Group, a compensation firm, to perform a competitive compensation analysis of the Company’s overall compensation practices and to also provide competitive data on the CFO position. Results of the competitive analysis of the CFO position were used to develop a competitive offer to Mr. Grant. Results of the overall analysis performed by LCG Group did not impact 2007 base salary decisions for existing named officers, but did impact the annual cash incentive awards for performance in 2007 and base salary decisions for 2008. The overall analysis conducted by LCG Group focused on the evaluation of all positions within BioCryst, establishing appropriate organization levels within the Company and to determine the competitive range of compensation, including both cash and stock, for each of the organization levels. In addition, LCG Group was assigned the task of advising the Committee on the design and implementation of a compensation plan for all organizational levels to meet the objectives of having a greater portion of compensation related to performance and based on achievement of established corporate and individual objectives. One of LCG Group’s findings was that the absence of an annual cash incentive at the executive level represented a competitive shortfall and that such a plan is typically used to drive specific annual Company goals. As a result of this analysis, in November 2007 the Board approved the AIP to begin with the 2007 fiscal year and an Executive Relocation Policy, both of which are described in more detail below.
2007 Elements of Executive Compensation
     The Company’s 2007 compensation program for executive officers was primarily comprised of the following four elements:
•	base salary;

•	annual incentive compensation;

•	long-term equity incentive awards; and

•	other employee benefits.
Base Salary
     The Company provides our named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. In determining the base salary amount for each named executive officer, the Committee primarily considers:

•	industry experience, knowledge and qualifications;

•	salary levels in effect for comparable positions within the Company’s principal industry marketplace competitors;

•	internal review of the executive’s compensation, both individually and relative to other officers; and

•	individual performance of the executive.
     Base salary amounts are typically reviewed annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. For 2007, each of our named executive officers, other than those who joined the Company during 2007, received an increase in base salary of 4 to 5%, primarily in recognition of the continuing advancement of the Company’s clinical programs during 2006.
     For Mr. Stonehouse, who was hired as our new CEO during 2007, the Committee used a search firm to identify candidates and retained Compensia to prepare a competitive compensation analysis of this position based on a review of proxy statement data from 27 comparably sized biotechnology companies divided into two groups: one with newly hired CEOs and one with standing CEOs. The companies included in this review who recently hired CEOs were Altus Pharmaceuticals, Immune Response, Infinity Pharmaceuticals, Isolagen, La Jolla Pharmaceutical Company, Memory Pharmaceuticals, Neopharm, Sequenom and Solexa. The companies included in this review with standing CEOs were Achillion Pharmaceuticals, Alnylam Pharmaceuticals, Curis, Dendreon, Dynavax Technologies, Inhibitex, Insmed, Introgen Therapeutics, Isis Pharmaceuticals, Northfield Laboratories, Novavax, Nps Pharmaceuticals, Rigel Pharmaceuticals, Seattle Genetics, Targeted Genetics, Tercica, Trimeris and Trubion Pharmaceuticals. Based on this review, Mr. Stonehouse was offered a compensation package that was generally targeted at the 50th percentile.
     For Mr. McCullough, who was hired as our Vice President, Strategic Planning and Commercialization during 2007, Compensia conducted a competitive analysis of this position based on a review of proxy statement data from 17 comparably sized biotechnology companies: Accelrys, Adolor, Allied Healthcare Products, Altus Pharmaceuticals, Antares Pharmaceuticals, Biolase Technology, Coracutus Genetics, Entremed, Occulogix, Orthologic, Oscient Pharmaceuticals, Penwest Pharmaceuticals, Peregrine Pharmaceuticals, Santarus, Savient Pharmaceuticals, Sirna Therapeutics and Zila. This group of companies differed from those included in the CEO assessment discussed above because Compensia focused its assessment on comparable biotechnology companies that had recently hired a Vice President with a similar job profile to Mr. McCullough’s position. Compensia also consulted the Radford Biotechnology Survey, a survey of the majority of the biotechnology companies across the country, focusing on comparable positions at comparably sized companies with 50-150 employees, to supplement its review with respect to data on target bonus levels. Based on this review, Mr. McCullough’s base salary was targeted at the 25th percentile, but his equity incentive plan compensation exceeded the 75th percentile. The Committee desired to provide increased emphasis on long-term compensation and also took into consideration the compensation he was receiving from his previous employer.
     For Mr. Grant, who was hired as our CFO during 2007, LCG Group prepared a competitive compensation analysis to assist the Committee in determining the appropriate compensation package for the CFO. This competitive compensation analysis was developed using the Radford Biotechnology Survey, focusing on comparable positions at comparably sized companies with 50-150 employees. Based on this review and Mr. Grant’s experience and current compensation levels, his compensation package of base salary and equity grants was generally targeted at or above the 75th percentile.
Annual Incentive Compensation
     It is the Committee’s objective to have a substantial portion of each officer’s compensation contingent upon the Company’s performance as well as upon his or her own level of performance and contribution towards the Company’s performance. Historically, we have awarded cash bonuses from time to time based upon the Committee’s discretionary review of the particular executive’s performance during the year or upon achievement of significant major milestones or objectives, such as a large corporate partnership.
     In November 2007, the Board of Directors, upon the recommendation of the Committee, approved the AIP effective beginning with the 2007 fiscal year. The AIP was implemented to achieve the objectives of increasing the amount of performance-based compensation and rewarding the achievement of Company and individual performance objectives. The AIP provides incentive targets and ranges for employees of the company who are Executive Directors and above, including the NEOs. For 2007, management, with the approval of the Committee, established certain corporate objectives and each individual developed personal objectives to help achieve the corporate objectives. The corporate objectives established for 2007 were non-financial and were primarily related to the continued progression of both our clinical and non-clinical programs. Each individual’s objectives were prepared in conjunction with the corporate objectives and were designed to promote the execution of the corporate objectives. The AIP includes individual incentive ranges, with a minimum, target and maximum incentive opportunity that varies by participant. Overall funding is based on the Company’s performance against the current year corporate objectives and may range from $0 to an amount above the sum of the individual targets for exceptional Company performance. Distributions under the AIP relative to the incentive ranges are based on individual performance and all awards under the plan are settled in cash. All awards are determined by the Committee. For the CEO, the annual incentive range is 0% (minimum), 50% of base salary (target), and 75% of base salary (maximum). For Dr. Bennett, the annual incentive opportunity range is 0% (minimum), 25% of base salary (target), and 30% of base salary (maximum). Dr. Alexander’s employment agreement provides for an annual incentive opportunity range of 0% (minimum), 25% of base salary (target), and 40% of base salary (maximum). The employment agreements of Messrs. Grant and McCullough provide for an annual incentive opportunity range of 0% (minimum), 30% of base salary (target), and 30% of base salary (maximum). For Mr. Darwin, the annual incentive opportunity ranges from 0% (minimum), 20% of base salary (target), and 25% of base salary (maximum). Mr. Riggs was not eligible since he had left the Company before the AIP was approved.
     Based on achievement of approximately 50% of the corporate objectives for 2007, the amounts paid for 2007 were below the target range for each of the named executive officers, with the exception of Mr. Grant who received $39,250 which was slightly above the maximum of $37,500, the prorated amount for 2007 since his employment began in August 2007. The Committee determined this excess was reasonable based on his significant contributions to the Company. The AIP provides for an overall pool of funding based upon the achievement of the corporate objectives, but after the final pool is established the allocation is determined by the Committee based upon each executive officer’s level of performance against their objectives. In setting the annual incentive ranges for the named executive officers, management determined that payout at the target level should be challenging, but achievable and that payout at the maximum level should be difficult. For 2007, the CEO received $110,000, Dr. Bennett received $36,091, Dr. Alexander received $0, Mr. McCullough received $33,252, prorated for his employment date of April 2, 2007, and Mr. Darwin received $21,717. Earlier in 2007, Dr. Alexander had received a bonus of $65,000 in accordance with the terms of his employment letter agreement. The Annual Incentive Plan provides that if the employment of a participating employee is terminated as a result of death, retirement or permanent disability, the employee is eligible to receive a pro rata award based on his or her base salary on the date of separation during the plan year in which the employee was considered an active employee and the number of whole months actually worked. In all other circumstances, absent provisions to the contrary in an employment agreement, all awards are forfeited if an employee voluntarily or involuntarily terminates employment with the Company before the annual incentive awards are paid.
Special Retention Incentives
     In October 2006, the Committee approved cash bonuses to each of the named executive officers employed by the Company on that date, except Dr. Charles E. Bugg, our former CEO, and also approved a special discretionary grant of stock options for 12,000 shares for Mr. Randall B. Riggs, our former Senior Vice President of Business Development, effective November 1, 2006. These bonuses and stock option grants were awarded as retention incentives to encourage the executive to remain employed through April 1, 2007, in light of the announcement of the pending retirement of Dr. Bugg as CEO, effective in 2007 after a successor had been named. The cash bonuses for each of the named executive officers were paid after April 1, 2007 and are therefore reported as compensation earned for the 2007 fiscal year.
Long-Term Equity Incentive Awards
     The Company’s officers, along with all other Company employees, are eligible to participate in the Company’s periodic awards of stock options and other stock grants. Awards granted under the Stock Incentive Plan are designed to:
•	enhance the link between creation of stockholder value and long-term executive compensation;

•	provide an opportunity for increased equity ownership by executives, which increases the alignment of the financial interests of our executive officers and our stockholders; and

•	maintain competitive levels of total compensation.
     The Committee has historically granted equity awards to all employees and executives on an annual basis, which for the last several years has been the date of the Company’s Annual Meeting. In May 2007, following a comprehensive review by the Committee of management’s goals for 2007 we granted stock option awards to our named executive officers, other than Messrs. Stonehouse, McCullough and Grant, who received grants in connection with their initial employment by the company as detailed below, and Dr. Bugg, who resigned as CEO in January 2007. The total award granted for 2007 was based on a formula consisting of each employee’s performance rating, salary, and for executive officers, the Committee applies an officer factor designed to reflect the additional responsibilities of the executive officers. Management provided the Committee with a recommended size of the option pool to be awarded to all employees, including our named executive officers, and recommended individual grants using the following formula:
Salary x Performance Score x Factor per employee

÷	Sum of: Salary x Performance Score x Factor for all employees
x	The number of shares included in the option pool
=	The number of shares subject to the option
     For non-executive employees, a factor of 1.00 is used unless the position is part-time or the individual is a new employee. A factor of 1.20 is used for the executive officers. The Committee has full discretion to review and change any components of the proposal offered by management. The Committee exercised such discretion with respect to 2007 grants recommended by the CEO for the other NEOs by adjusting the proposed performance score, which reduced the number of grants awarded to these individuals. This was done by the Committee as their independent evaluation of performance of the NEOs was different than the performance level determined by the CEO.
     Mr. Stonehouse received initial grant of options to purchase 450,000 shares of common stock and 50,000 shares of restricted stock in connection with his hire by the Company. The shares of restricted stock will vest in two installments, with the first installment vesting two years after his start date with the Company and the second installment vesting four years after his start date. Mr. Grant received an initial grant of options to purchase 200,000 shares of common stock in connection with his hire by the Company. The options granted to both executives were issued under and subject to the terms of the Stock Incentive Plan, as described below. Mr. McCullough received an initial grant of options to purchase 150,000 shares and 10,000 shares of restricted stock in connection with his hire by the company, which were granted outside the Stock Incentive Plan as an inducement to his joining the Company. The Committee believes these awards were an important factor in attracting Messrs. Stonehouse, Grant and McCullough to the Company.
     Stock options granted under the Stock Incentive Plan generally have a four year vesting schedule to provide a long-term incentive for continued employment. The options generally expire ten years after the date of the grant. This provides a reasonable time frame during which the executive officers and other employees who receive grants can benefit from the appreciation of the Company’s shares. The exercise price of options granted under the Stock Incentive Plan cannot be less than 100% of the fair market value of the underlying stock on the date of grant.
     As a result of the implementation of a more performance-based compensation program as discussed above, the Committee has also decided to use the performance assessment for each individual to assist it in the determination of future stock option grants made after 2007.
Other Elements of Compensation
     In order to attract, retain and pay market levels of compensation, we offer broad-based retirement, health and welfare employee benefits to our eligible employees, including our named executive officers, subject to the terms and conditions of each benefit program. Our named executive officers are eligible to participate in these benefits on the same basis as other full-time employees.
Medical Insurance. The Company makes available to eligible employees and their dependents group health, dental and vision insurance coverage.
Life and Disability Insurance. The Company makes available disability and life insurance at coverage levels based upon the employee’s level of compensation. In addition, as part of Mr. Stonehouse’s employment agreement, he is entitled to have either a $1 million life insurance policy payable to his beneficiary upon death, or , if there is no policy in place, we are required to pay his beneficiary $1 million. As of December 31, 2007, no such policy had become effective.
Defined Contribution Plan. The Company offers a retirement plan designed to meet the requirements under Section 401(k) of the Internal Revenue Code. The 401(k) plan permits eligible employees to defer from 1% to 30% of their annual eligible compensation, subject to certain limitations imposed by the Internal Revenue Code. Employee elective deferrals are immediately vested and non-forfeitable. The Company makes matching contributions equal to the first 5% of the employee elective deferrals, which vest over a period not to exceed 6 years.
Stock Purchase Plan. The Company sponsors a broad-based employee stock purchase plan (the ESP), designed to meet the requirements under Section 423 of the Internal Revenue Code. The ESP permits employees to purchase Company stock at a discount through payroll deductions. ESP participants are granted a purchase right to acquire shares of common stock at a price that is 85% of the stock price on either the first day of the stock purchase period or the last day of the stock purchase period, whichever is lower. The purchase dates occur on the last business days of January and July of each year. To pay for the shares, each participant may authorize periodic payroll deductions from 1% to 15% of the employee’s cash compensation, subject to certain limitations imposed by the Internal Revenue Code. All payroll deductions collected from the participant during the purchase period are automatically applied to the purchase of common stock on the dates indicated above provided the participant remains an eligible employee and has not withdrawn from the ESP prior to the purchase date.
Other. The Company makes available certain other fringe benefits to executive officers and other employees, such as tuition reimbursement and payment of professional dues. The aggregate amount of these benefits was less than $10,000 for each NEO during 2007.
Executive Relocation Policy. In November 2007, the Board approved the Committee’s recommended adoption of an Executive Relocation Policy (the Policy) for certain new employees of the company, including executive officers. The Policy provides for a house hunting trip, temporary living and trips home up to 90 days, home selling support or direct reimbursement for some selling expenses, moving costs and temporary storage of goods, customary closing expenses on the new home, a miscellaneous allowance of 1 month’s salary, not to exceed $5,000, and gross up of all taxable expenses. The Policy requires 100% repayment of benefits if the employee leaves or is terminated for cause within 12 months from the hire date. None of the named executive officers received benefits under this Policy during 2007. Mr. Grant’s initial employment agreement was amended in November 2007 to provide reimbursement for certain expenses related to his commuting and temporary living as he was not participating under the Policy.
Employment Agreement of CEO
     Mr. Stonehouse entered into a one-year employment agreement with the Company on January 5, 2007 that automatically renews for successive annual terms. Mr. Stonehouse’s minimum annual compensation is $400,000 with the potential to earn a cash bonus of up to $300,000 based on the Company’s achievement of performance related goals. In addition, Mr. Stonehouse is entitled to receive reasonable vacation, sick leave, medical benefits, $1,000,000 of life insurance during the term of his employment, participation in profit sharing or retirement plans, payment of fees for his participation in the advisory council at Duke University, and reimbursement for reasonable attorneys fees incurred in connection with the negotiation of his employment agreement. His agreement also provided for the stock option and restricted stock awards described above under the heading “Long-Term Equity Incentive Awards.”
     In the event of a change in control as defined by the agreement, all outstanding options would become immediately vested. If Mr. Stonehouse’s employment is terminated by the Company without cause, upon non-renewal of the term by the Company, as a result of constructive termination, or by the Company as a result of disability, all compensation earned through the termination date will be paid to him. In addition, by signing a release of any and all claims against the Company, resigning from the Board, and returning to the Company all of its property and confidential information in his possession, Mr. Stonehouse will receive: severance in an amount equal to the product of (x) two, except in the event termination occurs before January 5, 2008, in which case the severance multiplier shall be one, and (y) the sum of (1) annual base salary in effect immediately prior to the date of termination, and (2) the target bonus in effect for the fiscal year of termination; and the Company shall pay the monthly premium under COBRA health insurance coverage until the earlier of twelve months following the date of termination or the date upon which COBRA continuation coverage ceases. The termination provisions of Mr. Stonehouse’s agreement are set forth in more detail under the heading “Potential Payments Upon Termination or Change in Control.”
     Dr. Bugg entered into a three-year employment agreement with the Company on March 17, 2004. Under the terms of the agreement, Dr. Bugg served as Chairman of the Board of Directors and Chief Executive Officer of the Company. Effective January 5, 2007 upon the hiring of Jon Stonehouse as Chief Executive Officer, Dr. Bugg relinquished the title of CEO, but continued to serve as an employee through March 17, 2007. Following March 17, 2007, Dr. Bugg continued to serve as Chairman of the Board of Directors of the Company until the 2007 Annual Meeting. Under the terms of his agreement, Dr. Bugg was to receive minimum annual compensation of $400,000. Dr. Bugg was also to receive, on or before the last day of each year during the term of his agreement, an additional option to purchase a minimum of 25,000 shares. The exact number of shares was to be determined by the Committee, based on Dr. Bugg’s performance and the results of operations of the Company during such year.
Employment Agreements of Other Named Executive Officers
     The stock option provisions for the other named executive officers are the same as all other employees, except for Mr. McCullough, who in addition to the stock option grants received with terms that are the same as all other employees, also received a restricted stock grant of 10,000 shares. The restricted stock vests 25% after the first year of employment and 1/48th per month thereafter until fully vested after four years. In the event of termination of service other than on account of death or disability, each executive has three months to exercise any options exercisable prior to the termination in service. In the event of permanent disability, the executive will be able to exercise all outstanding options vested at the time of such disability in their entirety within the earlier of 12 months or the expiration of the option. In the event of death, the executor of his estate will be able to exercise all of the outstanding options in their entirety within the earlier of 12 months or the expiration of the option. If the executive has completed five years of service, all outstanding options vest in their entirety at death, but with less than five years of service only the portion of the option that was exercisable at the time of death will be exercisable during the 12 month period. As with all employees, if the executive is no longer an employee of the Company, but prior to the last date of employment continues service with the Company in another capacity, such as service as a consultant or service as a member of the Board of Directors, his outstanding options continue to vest and be exercisable until three months after separation from such service or expiration of the option.
     W. James Alexander, Stuart Grant, David S. McCullough and Randall B. Riggs are the only other named executive officers with employment Agreements. The terms of their options are the same as those discussed above for the other named executive officers.
     Under Dr. Alexander’s agreement, he is entitled to a base salary of at least $320,000, a signing bonus of $45,000 upon joining and a minimum 2006 bonus of $45,000, relocation expenses of up to $50,000, an option grant for 300,000 shares and is eligible for an annual incentive bonus of up to 40% of his annual salary, with the amount of such bonus to be determined by the Committee in its sole discretion. The annual incentive bonus is payable in a combination of cash and stock options.
     Under Mr. Grant’s agreement, he is entitled to a base salary of $375,000, an option grant for 200,000 shares and is eligible for an annual cash bonus of up to 30% of his base salary. Mr. Grant’s agreement was amended effective November 7, 2007 to provide that in lieu of the Company’s standard relocation benefits, Mr. Grant is entitled to certain travel perquisites related to his maintenance of his residence in Boston. In the event Mr. Grant sells his residence in Boston, he is entitled to additional benefits under the Company’s relocation policy, reduced by the amounts previously paid to Mr. Grant under the terms of his amended employment agreement. If Mr. Grant is terminated without cause, by signing a release of any and all claims against the Company and returning to the Company all of its property and confidential information in his possession, Mr. Grant will receive: continuation of his base salary for one year beyond the termination date; payment of his target bonus in effect for the fiscal year of termination; and the Company shall pay the monthly premium under COBRA health insurance coverage until the earlier of six months following the date of termination or the date upon which Mr. Grant commences employment with another entity. Mr. Grant is also entitled to compensation upon a Change of Control under certain circumstances. The termination provisions of Mr. Grant’s agreement are set forth in more detail under the heading “Potential Payments Upon Termination or Change in Control.”
     Under Mr. McCullough’s agreement, he is entitled to a base salary of $215,000, an option grant for 150,000 shares and a restricted stock grant of 10,000 shares. Mr. McCullough is also entitled to a bonus based on a target amount equal to 30% of his base compensation. If Mr. McCullough is terminated without cause, by signing a release of any and all claims against the Company and returning to the Company all of its property and confidential information in his possession, Mr. McCullough will receive continuation of his base salary for one year beyond the termination date and the Company shall pay the monthly premium under COBRA health insurance coverage until the earlier of six months following the date of termination or the date upon which Mr. McCullough commences employment with another entity. Mr. McCullough is also entitled to compensation upon a Change of Control under certain circumstances. The termination provisions of Mr. McCullough’s agreement are set forth in more detail under the heading “Potential Payments Upon Termination or Change in Control.”
     Under Mr. Riggs’ agreement, he was entitled to a base salary of at least $255,000, and was granted an option for 80,000 shares.
     Upon termination, each named executive officer is entitled to receive amounts earned during the term of employment. These items are: unused vacation pay, vested amounts payable under the Company’s 401(k) plan, and the ability to exercise any outstanding vested stock options for a period of three months following the final date of employment.
     In addition, upon death or disability, the executive, or beneficiary in the event of death, will receive benefits under the Company’s disability benefit program or payments under a life insurance policy, as applicable.
     The standard stock option terms for all optionees, including the named executive officers, provides for full acceleration of vesting upon certain events. Full acceleration is automatic upon a change in control not approved by stockholders, such as: (i) acquisition of over 50% of the combined voting power of the Company, and (ii) change in composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members ceases as a result of one or more contested elections. In the event of an acquisition such as: (i) a merger or consolidation, (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, then the unvested options of the optionees are accelerated unless the options are assumed by the acquiring company. These provisions are superseded by the provisions of the employment agreements of the named executive officers, if applicable, as described under the heading “Potential Payments Upon Termination or Change in Control.”
     From August 2002 through January 2004, J. Claude Bennett took a voluntary salary reduction in the amount of $107,848. This salary reduction is to be paid to him in the event of a change in control of the Company.

Policy Regarding Tax Deductibility of Compensation
     As part of its role, the Committee reviews and considers the compensation programs for compliance with Section 162(m) of the Internal Revenue Code, which limits the Company’s federal tax deduction for compensation paid to covered employees unless the compensation satisfies the exception for performance-based compensation. Options granted under the Stock Incentive Plan are expected to be fully deductible for federal income tax purposes. Compensation attributable to stock issuances or share right awards under the Stock Incentive Plan may or may not qualify for the performance-based compensation exception, depending upon the specific terms of each grant. For 2007, the compensation paid in cash to the Company’s executive officers did not exceed the $1 million limit per officer. The Committee does not anticipate that the compensation to be paid in cash to the Company’s executive officers for fiscal 2008 will exceed that limit.
Policy with Respect to Equity Compensation Awards
     The Company grants all equity incentive awards based on the fair market value as of the date of grant. The exercise price for stock option grants and similar awards is determined by reference to the last quoted price per share on the NASDAQ Global Market at the close of business on the date of grant. Beginning on January 1, 2006, the Company began accounting for stock-based payments in accordance with the requirements of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”).

SUMMARY COMPENSATION TABLE
     The following table sets forth the total compensation awarded, paid to or earned by the individuals who served as the Company’s Chief Executive Officer, Chief Financial Officer during 2007, along with the next three most highly compensated executive officers during 2007.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation		Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)(2)	($)	($)(3)		($)
Jon P. Stonehouse,	2007	394,110	—	147,625	876,375	110,000	12,875	(5)	1,540,985
President, Chief Executive Officer and Director(4)	2006	—	—	—	—	—	—		—
Charles E. Bugg, Ph.D.,	2007	170,991	—	—	254,827	—	68,582	(7)	494,400
Former Chief Executive Officer(6)	2006	453,384	—	—	237,745	—	11,000		702,129
Stuart Grant,	2007	132,212	—	—	152,292	39,250	36,016	(9)	359,770
Senior Vice President and Chief Financial Officer(8)	2006	—	—	—	—	—	—		—
Michael A. Darwin,	2007	235,519	25,000	—	130,817	21,717	11,250		424,303
Vice President Finance & Treasurer (Former Chief Financial Officer)	2006	224,232	—	—	116,428	—	11,000		351,660
J. Claude Bennett, M.D.,	2007	360,912	25,000	—	200,670	36,091	11,250		633,923
Chief Operating Officer	2006	347,016	—	—	172,822	—	11,000		530,838
W. James Alexander, M.D., MPH,	2007	335,040	65,000	—	682,679	—	11,250		1,093,969
Senior Vice President and Chief Medical Officer(10)	2006	172,317	90,000	—	388,063	—	4,000		654,380
Randall B. Riggs,	2007	250,810	25,000	—	173,665	—	11,250		460,725
Senior Vice President Business Development(11)	2006	290,016	60,000	—	258,221	—	11,000		619,237
David S. McCullough,	2007	161,262	—	15,375	147,656	33,252	—		357,545
Vice President, Strategic Planning and Commercialization	2006	—	—	—	—	—	—		—

(1)	During 2007, Dr. Bennett, Mr. Riggs and Mr. Darwin were each paid a $25,000 retention bonus approved by the Compensation Committee in 2006 upon the announced retirement of Dr. Bugg. These bonuses were payable if these executive officers remained employed as of April 1, 2007. The 2007 bonus for Dr. Alexander was part of his employment agreement. For Dr. Alexander, the amount shown for 2006 includes a bonus earned in 2006, but paid in 2007. For Mr. Riggs, the amount shown for 2006 was earned and paid in 2006.

(2)	These amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and December 31, 2006 in accordance with SFAS 123R of awards pursuant to the Stock Incentive Program and thus include amounts from awards granted in and prior to 2007 and 2006, respectively, except that estimated forfeitures have been disregarded. For Mr. McCullough, these amounts include options and restricted stock given to him outside the Stock Incentive Program as an inducement for his employment. Assumptions used in the calculation of these amounts are included in Note 8 to the Company’s audited financial statements for the year ended December 31, 2007, which are included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 4, 2008 and in Note 7 to the Company’s audited financial statements for the year ended December 31, 2006, which are included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2007.

(3)	Except as otherwise indicated, the amounts shown reflect the Company contribution for the executive to the 401(k) plan.

(4)	Mr. Stonehouse joined the Company on January 5, 2007.

(5)	Includes Company contributions to the 401(k) plan of $11,250 and $1,625 of legal fees paid in accordance with his employment agreement for the negotiation of that agreement.

(6)	Dr. Bugg resigned as Chief Executive Officer of the Company on January 5, 2007. His employment with the Company continued pursuant to his employment agreement until March 17, 2007. After that time he was no longer an employee of the Company but served as the non-executive Chairman of the Company until the 2007 Annual Meeting of Stockholders.

(7)	Includes Company contributions to the 401(k) plan of $6,876 and a fee of $4,000 for his service as non-executive Chairman of the Company, which was the pro-rated retainer fee for the non-executive Chairman. Also includes continuing health and dental benefits after his retirement through October 2007 in the amount of $5,206. Effective May 16, 2007, Dr. Bugg began receiving

$7,000 per month for his service as a consultant as Chairman of the Company’s Scientific Advisory Board. For 2007, this amount totaled $52,500.

(8)	Mr. Grant joined the Company effective August 27, 2007.

(9)	Includes $36,016 of grossed-up temporary living expenses and commuting expenses in accordance with the terms of his amended employment agreement, of which $16,099 is the tax gross-up amount.

(10)	Upon the January 2008 appointment of Thomas J. Simon as Interim Chief Medical Officer, Dr. Alexander assumed the title of Vice President, Clinical Development and is no longer an executive officer of the Company.

(11)	Mr. Riggs resigned from the Company effective October 12, 2007.
GRANTS OF PLAN-BASED AWARDS IN 2007
     The following table provides information about plan-based awards granted during 2007 to our named executive officers.

							All Other			Grant
							Option			Date Fair
						All Other	Awards:		Exercise	Value of
						Stock	Number of		or Base	Stock
			Estimated Possible Payouts Under Non-			Awards:	Securities		Price of	and
		Compensation	Equity Incentive Plan Awards(1)			Number of	Underlying		Option	Option
	Grant	Committee	Threshold	Target	Maximum	Shares of Stock	Options		Awards	Awards
Name	Date	Action Date	($)	($)	($)	(#)	(#)		($/Sh)(2)	($)(3)
Jon P. Stonehouse	1/5/07	1/3/07				—	450,000	(4)	11.81	3,505,500
	1/5/07	1/3/07				50,000 (5)	—		—	590,500
	—	—	—	200,000	300,000	—	—		—	—
Charles E. Bugg(6)	3/18/07					—	3,333	(7)	9.23	20,231
Stuart Grant	8/27/07	7/23/07				—	200,000	(4)	11.39	1,462,000
	—	—	—	31,250	37,500	—	—		—	—
Michael A. Darwin	5/16/07					—	12,244	(4)	7.98	62,689
	—	—	—	46,864	58,581	—	—		—	—
J. Claude Bennett	5/16/07					—	28,288	(4)	7.98	144,835
	—	—	—	90,224	108,269	—	—		—	—
W. James Alexander	5/16/07					—	20,425	(4)	7.98	104,576
	—	—	—	83,760	134,016	—	—		—	—
Randall B. Riggs(9)	3/30/07					—	5,000	(4)	8.37	26,800
	5/16/07					—	23,868	(4)	7.98	122,204
David S. McCullough	4/2/07	3/16/07				10,000 (8)	—		—	82.000
	4/2/07	3/16/07				—	150,000	(4)	$8.20	787,500
	—	—	—	48,375	48,375	—	—		—	—

(1)	Represents possible payouts under our 2007 AIP. The amount shown in the “target” column represents the incentive payment that will be earned if 100% of the performance objectives are achieved. The amount shown in the “maximum” column represents the maximum amount payable under the AIP. There is no specific “threshold” amount payable for minimal performance under the AIP. Payout could be zero if specified corporate or individual objectives are not met. The actual amount earned by each named executive officer in 2007 is reported in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. The amounts in these columns represent prorated amounts in the case of Mr. McCullough and Mr. Grant who began employment in April 2007 and August 2007, respectively.

(2)	The exercise price is the closing market price of our common stock on the grant date.

(3)	See the Summary Compensation Table above for more information about the assumptions used to determine these amounts.

(4)	Such options vest at a rate of 25% after year 1 and 1/48 per month thereafter such that all are fully vested after 4 years and have a term of 10 years.

(5)	Restricted stock vests in two equal installments, with the first vesting on January 4, 2009 and the second vesting on January 4, 2011. Holders of restricted stock are entitled to receive any dividends paid on our common stock.

(6)	Represents an automatic non-employee director grant made to Dr. Bugg upon becoming a non-employee director as of March 18, 2007. He was not employed when the AIP was approved so he was not eligible to receive any incentive compensation under the AIP.

(7)	Such options vested on 5/18/2007 and have a term of 10 years.

(8)	Restricted stock vests 25% after year 1 and 1/48 per month thereafter until fully vested after 48 months. Holders of restricted stock are entitled to receive any dividends paid on our common stock.

(9)	Mr. Riggs was no longer employed when the AIP was approved so he was not eligible to receive any incentive compensation under the AIP.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007
     The following table summarizes the equity awards we have made to our named executive officers which are outstanding as of December 31, 2007.

	Option Awards(1)				Stock Awards
		Number of Securities					Market Value of
	Number of Securities	Underlying			Number of Shares		Shares of Stock
	Underlying Unexercised	Unexercised Options	Option Exercise	Option Expiration	of Stock That Have		That Have Not
Name	Options (#) Exercisable	(#) Unexercisable	Price ($)	Date	Not Vested (#)		Vested ($)(2)

Jon P. Stonehouse	—	450,000	11.81	1/5/17
					50,000	(3)	309,000
Charles E. Bugg	53,300	—	22.813	12/15/09
	55,000	—	8.875	12/12/10
	26,700	—	6.094	3/23/11
	30,000	—	3.59	12/12/11
	20,832	—	0.87	2/3/13
	47,131	5,482	8.83	5/12/14
	34,677	19,017	4.30	5/11/15
	18,576	30,962	13.44	6/22/16
	3,333	—	9.23	3/18/17
Stuart Grant	—	200,000	11.39	8/27/17
Michael A. Darwin	7,500	—	25.50	6/1/10
	700	—	1.18	8/5/12
	3,340	—	0.89	10/31/12
	2,509	—	1.04	12/11/12
	3,403	—	0.87	2/3/13
	18,557	2,159	8.83	5/12/14
	21,655	11,877	4.30	5/11/15
	9,187	15,313	13.44	6/22/16
	—	12,244	7.98	5/16/17
J. Claude Bennett	8,088	—	6.25	12/15/08
	37,300	—	22.813	12/15/09
	37,300	—	8.875	12/12/10
	24,078	—	6.094	3/23/11
	22,797	—	3.59	12/12/11
	14,545	—	1.18	8/5/12
	4,255	—	1.04	12/11/12
	25,007	—	0.87	2/3/13
	35,880	4,173	8.83	5/12/14
	26,517	14,542	4.30	5/11/15
	11,848	19,749	13.44	6/22/16
	—	28,288	7.98	5/16/17
W. James Alexander	112,499	187,501	12.65	6/19/16
	—	20,425	7.98	5/16/17
Randall B. Riggs	51,666	—	6.00	1/12/08
	21,874	—	13.44	1/12/08
David S. McCullough					10,000	(4)	61,800
	—	150,000	8.20	4/2/17

(1)	All options reported above vest at a rate of 25% after year 1 and 1/48 per month thereafter such that all are fully vested after 4 years, with the exception of the options granted to Dr. Bugg with an expiration date of March 18, 2017, which vested two months from the grant date. The term of each option is 10 years.

(2)	Market value is calculated by multiplying the closing market price of our common stock on December 31, 2007 ($6.18) by the number of shares that have not vested.

(3)	Restricted stock vests in two equal installments, with the first vesting on January 4, 2009 and the second vesting on January 4, 2011.

(4)	Restricted stock vests 25% after year 1 and 1/48 per month thereafter until fully vested after 48 months.

2007 OPTION EXERCISES AND STOCK VESTED
     The following table provides information on stock option exercises during 2007 by our named executive officers. No stock awards vested during 2007.

Option Awards
	Number of	Value
	Shares Acquired	Realized on
	on Exercise	Exercise
Name	(#)	($)(1)

Jon P. Stonehouse	—	—
Charles E. Bugg (2)	—	—
Stuart Grant	—	—
Michael A. Darwin	—	—
J. Claude Bennett	36,171	$190,804
W. James Alexander	—	—
Randall B. Riggs	—	—
David S. McCullough	—	—

(1)	Value is calculated by multiplying (a) the number of shares acquired upon exercise by (b) the difference between the market price of our common stock at the time of exercise and the exercise price.

(2)	Dr. Bugg had no option exercises while an employee or director of BioCryst during 2007.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
     The following table sets forth potential payments payable to our current named executive officers upon termination of employment. The amounts include compensation payable upon voluntary or involuntary termination or retirement, termination following a change in control, and in the event of disability or death. The Company’s Compensation Committee may in its discretion revise, amend or add to the benefits if it deems advisable. The amounts shown assume the options are valued at their last intrinsic value in fiscal 2007 and that termination is effective December 31, 2007, and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company. The amounts shown in the table do not include: accrued vacation, vested amounts payable under the Company’s 401(k) plan, any accrued but unpaid bonus or base salary, or potential compensation recognized upon exercise of vested options as disclosed in the Outstanding Equity Awards table above.
     A description of the relevant provisions of the employment agreements of Messrs. Stonehouse, McCullough and Grant is set forth below the table. A description of the benefits executive officers are entitled to upon death, retirement or disability under the Annual Incentive Plan is included in “Compensation Discussion and Analysis.” A description of the benefits received by Dr. Bugg and Mr. Riggs upon resignation from their positions during 2007 is provided below under the heading “Post-Employment Benefits for Dr. Bugg and Mr. Riggs.”

							Change in
							Control with	Change in
		Termination					No Change in	Control and
		Without	Constructive				Employment	Termination
Name	Benefit	Cause	Termination	Disability	Death(1)	Retirement	Status	(2)

Jon P. Stonehouse	Base salary	$400,000	$400,000	$400,000	—	—	—	$800,000
	Target bonus	$200,000	$200,000	$200,000	$110,000	$110,000	—	$400,000
	Premiums for continuing health care coverage under COBRA for up to 12 months	$9,681	$9,681	$9,681	—	—	—	$9,681
	Option vesting acceleration	—	—	—	(3)	—	(3)	(3)
	Life insurance	—	—	—	$1,000,000 (4)	—	—	—
Stuart Grant	Base salary	$375,000	—	—	—	—	—	$375,000
	Target bonus	$50,468	—	$39,250	$39,250	$39,250	—	$50,468
	Premiums for continuing health care coverage under COBRA for up to 6 months	$4,840	—	—	—	—	—	$4,840
	Option vesting acceleration	—	—	—	(3)	—	(3)	(3)

							Change in
							Control with	Change in
		Termination					No Change in	Control and
		Without	Constructive				Employment	Termination
Name	Benefit	Cause	Termination	Disability	Death(1)	Retirement	Status	(2)

Michael A. Darwin	Target bonus	—	—	$21,717	$21,717	$21,717	—	—
	Option vesting acceleration	—	—	—	$22,329	—	$22,329	—
J. Claude Bennett	Target bonus	—	—	$36,091	$36,091	$36,091	—	—
	Option vesting acceleration	—	—	—	$27,339	—	$27,339	—
	Restore 2001-2002 salary reduction	—	—	—	—	—	$107,848	—
W. James Alexander	Target bonus	—	—	—	—	—	—	—
	Option vesting acceleration	—	—	—	(3)	—	(3)	—
David S. McCullough	Base salary	$215,000	—	—	—	—	—	$215,000
	Target bonus	—	—	$33,252	$33,252	$33,252	—	—
	Premiums for continuing health care coverage under COBRA for up to 6 months	$4,840	—	—	—	—	—	$4,840
	Option vesting acceleration	—	—	—	(3)	—	(3)	(3)

(1)	Acceleration of unvested options occurs only in the event of death after 5 years of service.

(2)	In the case of Mr. Stonehouse, benefits are triggered if his employment is terminated following a Change of Control. In the case of Messrs. Grant and McCullough, benefits are triggered if their employment is terminated without Cause or if they are Constructively Terminated within 6 months following a Change of Control. Each of their employment agreements provides that if any benefit would be subject to the excise tax imposed by section 4999 of the Internal Revenue Code or any interest or penalties with respect to such excise tax, the employee shall be entitled to the greater of the employee’s net after tax benefit of the entire payment assuming the payment is subject to section 4999 (which payment would be subject to the excise tax) and the employee’s net after tax benefit of the payments after the payments are reduced just to the point that there is no section 4999 excise tax. The Company will not pay the excise tax if the payments are subject to section 4999. This provision would have reduced the total after tax benefit to Mr. Stonehouse upon termination following a Change of Control to $655,950.

(3)	Such options were not in the money on December 31, 2007.

(4)	Under the terms of his employment agreement, if the Company has not obtained life insurance for Mr. Stonehouse in the amount of $1,000,000, the Company is obligated to pay his representative $1,000,000 upon his death. As of December 31, 2007, no such life insurance policy was in place.
     Pursuant to the terms of his employment letter agreement, in the event of termination by the Company without Cause, upon non-renewal of the term of the agreement by the Company, as a result of a Constructive Termination, or by the Company as a result of a Disability, Mr. Stonehouse is entitled to severance equal to the product of (x) two, except if the termination occurs within one year of the date of his agreement, in which case the multiplies shall be one, and (y) the sum of his annual base salary in effect immediately prior to the effective date of the termination, and his target bonus in effect for the fiscal year of termination, to be paid in equal installments over the regularly scheduled payroll periods of the Company for the two years following the effective date of termination. The Company will also pay the monthly premium for health insurance coverage under COBRA until the earlier of twelve months following the effective date of termination or the date upon which COBRA continuation coverage ceases. If there is a Change of

Control, all equity awards granted to Mr. Stonehouse vest in full, and if his employment is terminated following the Change of Control, he shall receive the benefits described above, provided that if his employment is terminated within one year of the effective date of his agreement, the severance multiplier shall be two as opposed to one. The receipt of such benefits is subject to his signing and not revoking a release of any and all claims against the Company, its officers, directors and employees, resigning from the Board, and returning to the Company all of its property and confidential information.
     For purposes of Mr. Stonehouse’s letter agreement:
•	“Cause” is defined as: determination by the Board his employment be terminated for any of the following reasons: (i) a violation of a federal or state law or regulation that materially and adversely impacts the business of the Company, (ii) conviction or plea of no contest to a felony under the laws of the United States or any state, (iii) a breach of the terms of any confidentiality, invention assignment or proprietary information agreement with the Company or with a former employer that materially and adversely impacts the Company, (iv) fraud or misappropriation of property belonging to the Company or its affiliates, or (v) willful misconduct or gross negligence in connection with the performance of his duties; provided, however, that no act or failure to act shall be considered “willful” unless it is done, or omitted to be done in bad faith or without reasonable belief that his action or omission was in the best interests of the Company.

•	“Constructive Termination” is defined as resignation of employment within 30 days of the occurrence of any of: (i) a reduction in his responsibilities or any change in his status or title with regard to his employment; (ii) a reduction in his base salary, unless such reduction occurs prior to a Change of Control (as defined below) and is made in connection with a fiscal downturn of the Company pursuant to which the base salaries of all executive officers of the Company are reduced by a comparable percentage; or (iii) a relocation of his principal office to a location more than 50 miles from the location of his then-current principal office.

•	“Change of Control” is defined as (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company’s incorporation, (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, or (iv) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.

•	“Disability” means the inability to perform his duties under the agreement by reason of physical or mental incapacity for 90 days, whether consecutive or not, during any consecutive 12 month period.
     Pursuant to the terms of his employment letter agreement, in the event of termination by the Company without Cause, Mr. Grant is entitled to continuation of base salary for one year beyond the effective termination date, payable in accordance with the Company’s regular payroll practices, payment of his target bonus in effect for the year of termination, payable in equal installments over the regularly scheduled payroll periods of the Company for the one year following the effective date of termination, and, if he elects to continue health insurance coverage under COBRA, the monthly premium for such coverage until the earlier of 6 months following the effective date of termination or the date upon which he commences employment with another entity. In the event of a Change of Control, all equity awards shall vest in full, and if his employment is terminated without Cause or he is Constructively Terminated within 6 months of the Change of Control, he is entitled to the benefits described above. The receipt of such benefits is conditioned on his signing and not revoking a release of any and all claims, in a form prescribed by the Company and returning to the Company all of its property and confidential information.
     Pursuant to the terms of his employment letter agreement, in the event of termination by the Company without Cause, Mr. McCullough is entitled to continuation of base salary for one year beyond the effective termination date, payable in accordance with the Company’s regular payroll practices, and, if he elects to continue health insurance coverage under COBRA, the monthly premium for such coverage until the earlier of 6 months following the effective date of termination or the date upon which he commences employment with another entity. In the event of a Change of Control, all equity awards shall vest in full, and if his employment is terminated without Cause or he is Constructively Terminated within 6 months of the Change of Control, he is entitled to the benefits described above. The receipt of such benefits is conditioned on his signing and not revoking a release of any and all claims, in a form prescribed by the Company and returning to the Company all of its property and confidential information.
     For purposes of the agreements of Messrs. Grant and McCullough:

•	“Cause” means a determination by the Board that his employment be terminated for any of the following reasons: (i) failure or refusal to comply in any material respect with lawful policies, standards or regulations of Company; (ii) a violation of a federal or state law or regulation applicable to the business of the Company; (iii) conviction or plea of no contest to a felony under the laws of the United States or any State; (iv) fraud or misappropriation of property belonging to the Company or its affiliates; (v) a breach in any material respect of the terms of any confidentiality, invention assignment or proprietary information agreement with the Company or with a former employer, (vi) failure to satisfactorily perform his duties after having received written notice of such failure and at least thirty (30) days to cure such failure, or (vii) misconduct or gross negligence in connection with the performance of his duties.

•	“Constructive Termination” means a resignation of employment within 30 days of the occurrence of any of the following events which occurs within 6 months following a Change of Control: (i) a material reduction in his responsibilities; (ii) a material reduction in his base salary, unless such reduction is comparable in percentage to, and is part of, a reduction in the base salary of all executive officers of the Company; or (iii) a relocation of his principal office to a location more than 50 miles from the location of his principal office immediately preceding a Change of Control.

•	“Change of Control” means (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company’s incorporation; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger; (iv) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders; or (v) a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.
Post-Employment Benefits for Dr. Bugg and Mr. Riggs
     Following his retirement, Dr. Bugg continued to receive both health and dental coverage through October 2007 in the amount of $5,206. Mr. Riggs received no additional benefits upon his resignation.
2007 DIRECTOR COMPENSATION
     The following table provides information related to the compensation of our non-employee directors during fiscal 2007.

	Fees Earned		Non-Equity
	or Paid in	Option	Incentive Plan	All Other
	Cash	Award	Compensation	Compensation	Total
Name	($)	($)(1)(2)(3)	($)	($)	($)

Stephen R. Biggar, M.D., Ph.D.	$29,500	$94,150	—	—	$123,650
Dr. Charles E. Bugg, Ph.D. (4)	$4,000	$20,231	—	—	$24,231
William W. Featheringill	$29,500	$94,150	—	—	$123,650
Carl L. Gordon, CFA, Ph.D.(4)	$9,500	$42,950	—	—	$52,450
John L. Higgins	$31,000	$94,150	—	—	$125,150
Zola P. Horovitz, Ph.D.	$38,500	$94,150	—	—	$132,650
Beth C. Seidenberg, M.D.	$31,000	$94,150	—	—	$125,150
Joseph H. Sherrill, Jr.	$28,500	$94,150	—	—	$122,650
William M. Spencer, III	$23,000	$94,150	—	—	$117,150
Randolph C. Steer, M.D., Ph.D.	$28,000	$94,150	—	—	$122,150

(1)	Options are granted to new directors automatically in accordance with our Stock Incentive Plan at the time they become a director. Effective after the approval of the plan by the stockholders at the 2006 Annual Meeting, the initial grant is an option to purchase 20,000 shares issued on a prorated basis from the date of appointment until the next scheduled annual meeting and the annual grant is an option to purchase 15,000 shares after the annual meeting. The options vest on a monthly basis until the next annual meeting and are then fully vested. Prior to May 2006, both the initial grant and the annual grant were options to purchase 10,000 shares. As of December 31, 2007, each director had options outstanding to purchase the following number of shares: Dr. Biggar: 35,833; Dr. Bugg: 345,010 Mr. Featheringill: 100,000; Dr. Gordon: 37,500; Mr. Higgins: 50,000; Dr. Horovitz: 110,000; Dr. Seidenberg: 34,167; Mr. Sherrill: 100,000; Mr. Spencer: 110,000; and Dr. Steer: 80,000.

(2)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with SFAS 123R of awards pursuant to the Stock Incentive Program granted in 2007 and include options granted in 2006 and 2007 which vested during 2007. Assumptions used in the calculation of these amounts are included in Note 8 to the Company’s audited financial statements for the year ended December 31, 2007 which are included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 4, 2008.

(3)	The grant date fair value of equity awards issued to each director in 2007 was $76,800 as computed under SFAS 123R, except for Dr. Bugg’s prorated grant for which the amount was $20,231.

(4)	Term as a director ended at the 2007 Annual Meeting of Stockholders.
Narrative to Director Compensation Table
     Directors who are employees of the Company do not receive any additional compensation for their services as a director. Non-employee directors receive an annual retainer fee, a separate fee for attending board meetings and committee meetings, and are reimbursed for expenses incurred in attending board or committee meetings and while representing the Company in conducting certain business. The annual retainer fee is $12,000 ($24,000 for the Chairman effective May 2007), and the meeting fee is $1,000 per board meeting attended by teleconference and $1,500 per meeting attended in person. The fee for attending committee meetings is $500 per meeting attended and the Chairs of the Audit and Compensation Committees are paid an annual retainer fee of $4,000 and $2,000, respectively.
Compensation Committee Interlocks and Insider Participation
Relationships and Independence of the Compensation Committee Members
     During 2007, the Committee consisted of Dr. Seidenberg (Chair), Drs. Biggar and Gordon and Mr. Featheringill. Dr. Gordon resigned from the Committee in 2007. No member of the Committee was at any time during the 2007 fiscal year or within the last five years an officer or employee of the Company. No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of the Company’s Board of Directors or Compensation Committee.
Compensation Committee Report
     The Compensation Committee reviewed the Compensation Discussion and Analysis and discussed its contents with Company management. Based on the review and discussions, the Committee has recommended that this Compensation Discussion and Analysis be included in the proxy statement.
Beth C. Seidenberg, Chair of the Committee
Stephen R. Biggar
William W. Featheringill
AUDIT COMMITTEE REPORT
     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate this Report by reference in such filings.
     The Audit Committee is composed of three independent directors, and is responsible for overseeing the Company’s financial accounting, reporting and controls on behalf of the Board of Directors. The Audit Committee operates under a written charter which can be found on the Company’s website at www.biocryst.com. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed with management the financial statements in the Annual Report on Form 10-K for the year ended December 31, 2007, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standard (“SAS”) No. 61 (Codification of Statements on Auditing Standards, AU §380), Communication with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Ernst & Young LLP their independence. The Committee also considered the compatibility of non-audit services with Ernst & Young LLP’s independence.
     The Committee discussed with Ernst & Young LLP the overall scope and plans for their audit. The Committee meets with Ernst & Young LLP, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission. The Committee and the Board approved the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2007 and has approved the retention of Ernst & Young LLP as the principal accounting firm to be used by the Company throughout the fiscal year ending December 31, 2008.
     This report is submitted by the Audit Committee, consisting of John L. Higgins (Chairman), Joseph H. Sherrill, Jr. and Randolph C. Steer, M.D., Ph.D.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
     The following table sets forth information regarding beneficial ownership of our Common Stock as of March 31, 2008 by (i) each director, (ii) each of the Named Executive Officers, (iii) all directors and executive officers of the Company as a group and (iv) each person known to the Company to be the beneficial owner of more than five percent of our Common Stock. Unless otherwise noted below, the address for each person listed in the table is the principal executive offices of the Company.

	Amount and Nature of		Percent of
Name and Address	Beneficial Ownership (1)		Class
William W. Featheringill 100 Brookwood Place, #410 Birmingham, Alabama 35209	3,970,095	(2)	9.6

Stephens Investment Management, LLC Paul H. Stephens, P. Bartlett Stephens and W. Bradford Stephens One Ferry Building, Suite 255 San Francisco, CA 94111	3,411,001	(3)	8.27

Felix J. and Julian C. Baker 667 Madison Avenue New York, NY 10021	7,501,744	(4)	18.19

KPCB Pandemic and Bio Defense Fund, LLC and related persons 2750 Sand Hill Road Menlo Park, CA 94025	3,255,116	(5)	7.89

OrbiMed Advisors LLC, OrbiMed Capital II LLC and Samuel D. Isaly 767 Third Avenue, 30th floor New York, NY 10017	2,161,539	(6)	5.24
William M. Spencer, III	653,109	(7)	1.6
Charles E. Bugg, Ph.D.	576,047	(8)	1.4
Joseph H. Sherrill, Jr.	602,000	(9)	1.5
J. Claude Bennett, M.D.	332,158	(10)	*
Randolph C. Steer, M.D., Ph.D.	94,200	(11)	*
Zola P. Horovitz, Ph.D.	113,000	(12)	*

	Amount and Nature of		Percent of
Name and Address	Beneficial Ownership (1)		Class
John L. Higgins	50,000	(13)	*
Stephen R. Biggar, M.D., Ph.D.	35,833	(14)	*
Beth C. Seidenberg, M.D.	37,167	(15)	*
Jon P. Stonehouse	215,362	(16)	*
Stuart Grant	0
Michael A. Darwin	79,455	(17)	*
Randall B. Riggs	75,468	(18)	*
W. James Alexander	155,513	(19)	*
McCullough, David	53,332	(20)	*
All executive officers and directors as a group (16 persons)	7,042,739	(21)	16.4

(*)	Less than one percent.

(1)	Gives effect to the shares of Common Stock issuable within 60 days after March 31, 2008 upon the exercise of all options and other rights beneficially held by the indicated stockholder on that date except as otherwise indicated below for Dr. Bugg and Mr. Riggs.

(2)	Includes 925,000 shares held by a partnership of which he is a beneficial owner, 831,538 shares and 315,985 warrants held by a corporation of which he is a beneficial owner, and 100,000 shares issuable upon exercise of stock options.

(3)	From Schedule 13G/A filed with the SEC on February 13, 2008. Excludes the 286,400 shares of the Issuer’s common stock Paul Stephens holds personally and over which he has sole voting and dispositive power. The Schedule reports shared voting and dispositive power by the reporting persons over 3,411,001 shares, which shares are held in client accounts. Stephens Investment Management, LLC (“SIM”), as general partner and investment manager of certain client accounts, may be deemed to have the power to direct the voting or disposition of the Company’s common stock held by such accounts. Therefore, SIM, as those accounts’ general partner and investment manager, and Paul Stephens, Brad Stephens and Bart Stephens, as managing members and owners of SIM, may be deemed to beneficially own the common stock owned by those accounts, insofar as they may be deemed to have the power to direct the voting or disposition of that common stock. Each of SIM, Paul Stephens, Brad Stephens and Bart Stephens disclaims beneficial ownership of the shares, except to the extent of his or its pecuniary interests therein.

(4)	From Schedule 13D/A filed with the SEC on August 8, 2007. Includes the aggregate number of shares of common stock beneficially owned along with shares of common stock that may be immediately acquired as follows: 53,960 shares held by Baker Bros. Investments, L.P.; 58,135 shares held by Baker Bros. Investments II, L.P.; 25,042 shares held by Baker/Tisch Investments, L.P.; 2,075,016 shares held by Baker Biotech Fund I, L.P.; 5,126,619 shares held by Baker Brothers Life Sciences, L.P.; 162,972 shares held by 14159, L.P. By virtue of their ownership of entities that have the power to control the investment decisions of the limited partnerships listed in the table above, Julian C. Baker and Felix J. Baker may each be deemed to be beneficial owners of shares owned by such entities and may be deemed to have shared power to vote or direct the vote of and shared power to dispose or direct the disposition of such securities. Excludes shares beneficially owned by Stephen R. Biggar, M.D., Ph.D., a director of the Company appointed to the board under a Stock Purchase Agreement dated as of February 17, 2005, as to which beneficial ownership is disclaimed.

(5)	From Schedule 13D/A filed with the SEC on August 20, 2007 indicating that 2,883,644 shares are held by KPCB Pandemic Bio Defense Fund, LLC and certain principals of KPCB, including L. John Doerr III, and that 371,472 shares are held by KPTV, LLC, an entity in which Mr. Doerr is the managing member. Excludes shares beneficially owned by Beth C. Seidenberg, M.D., a director of the Company appointed to the board under a Nomination and Observer Agreement dated as of December 16, 2005, described in Note 15 below, as to which beneficial ownership is disclaimed.

(6)	From Schedule 13G filed with the SEC on February 14, 2008. OrbiMed Advisors LLC (“OrbiMed Advisors”) reports shared voting and dispositive power over 91,000 shares, OrbiMed Capital II LLC (“OrbiMed Capital”) reports shared voting and dispositive power over 2,070,539 shares, and Samuel D. Isaly, President of OrbiMed Advisors and Managing Member of OrbiMed Capital reports shared voting and dispositive power over 2,161,539 shares. OrbiMed Advisors and OrbiMed Capital hold shares and share equivalents issuable from the conversion of warrants on behalf of UBS Juniper Crossover Fund, LLC (91,000 shares), Caduceus Private Investments II, LP (1,293,676 shares and 212,677 warrants), and Caduceus Private Investments II (QP), LP (484,555 shares and 79,631 warrants).

(7)	Includes 110,000 shares issuable upon exercise of stock options, 56,021 shares held in GRAT trust established 11/29/05 and 10,000 shares held by Mr. Spencer’s spouse. Mr. Spencer disclaims beneficial ownership of the 10,000 shares held by his spouse.

(8)	Dr. Bugg was no longer an employee or director of the Company after the 2007 Annual Meeting of Stockholders. Therefore, this information is as of May 16, 2007 and includes 73,138 shares held by a partnership of which he is the beneficial owner, and 440,470 shares issuable upon exercise of stock options exercisable as of May 16, 2007 or within 60 days of that date.

(9)	Includes 100,000 shares issuable upon exercise of stock options, 10,000 shares which Mr. Sherrill holds jointly with his spouse, 1,000 shares held by Mr. Sherrill’s son and 10,000 shares held by Mr. Sherrill’s spouse. Mr. Sherrill disclaims beneficial ownership of the 11,000 shares held by his spouse and son.

(10)	Includes 266,428 shares issuable upon exercise of stock options.

(11)	Includes 80,000 shares issuable upon exercise of stock options.

(12)	Includes 110,000 shares issuable upon exercise of stock options.

(13)	Consists of shares issuable upon exercise of stock options.

(14)	Includes 35,833 shares issuable upon exercise of stock options. Excludes shares beneficially owned by Felix J. and Julian C. Baker, as to which beneficial ownership is disclaimed.

(15)	Includes 34,167 shares issuable upon exercise of stock options and 3,000 shares held in Vogel & Seidenberg Revokable Trust in which Dr. Seidenberg and her spouse are the trustees and beneficiaries. Excludes shares held by KPCB Pandemic Bio Defense Fund, LLC and related persons described in Note 5 above, as to which beneficial ownership is disclaimed.

(16)	Includes 50,000 shares of restricted stock issued upon employment which vest 50% on January 4, 2009 and 50% on January 4, 2011 and 149,999 shares issuable upon exercise of stock options.

(17)	Includes 78,116 shares issuable upon exercise of stock options.

(18)	Mr. Riggs resigned from the Company effective October 12, 2007. Therefore, the number of shares included in the table is as of such date and includes 73,540 shares issuable upon exercise of stock options exercisable as of October 12, 2007 or within 60 days of that date.

(19)	Includes 148,854 shares issuable upon exercise of stock options.

(20)	Includes 10,000 shares of restricted stock which vest 25% on April 2, 2008 and 1/48 per month thereafter and 43,332 shares issuable upon exercise of stock options.

(21)	See Notes (1) through (20).
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”) requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities (collectively, “Reporting Persons”), to file reports of ownership with the Securities and Exchange Commission. Reporting Persons are required by the Act regulations to furnish us with copies of all Section 16(a) forms they file.
     Based solely on its review of the copies of such forms received by us, or written representations from certain Reporting Persons that no Forms 5 were required for those persons, we believe that during 2007 our Reporting Persons were in compliance with all applicable filing requirements.
STOCKHOLDER PROPOSALS
     Proposals of stockholders intended to be presented at our 2009 Annual Meeting of Stockholders must be received by the Company by December 17, 2008 to be considered for inclusion in our proxy statement relating to such meeting.
     A stockholder must notify the Company before March 2, 2009 of a proposal for the 2009 Annual Meeting which the stockholder intends to present other than by inclusion in our proxy material. If we do not receive such notice prior to such date, proxies solicited by our Board of Directors will confer discretionary authority upon the proxies for the Board of Directors to vote upon any such matter.
OTHER MATTERS
     Management does not intend to present to the Meeting any matters other than those previously mentioned herein and does not presently know of any matters that will be presented by other parties. If other matters should properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto and in accordance with their best judgment.
GENERAL INFORMATION
     Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the proxy statement may have been sent to multiple stockholders in your household. You may have a separate copy of this document sent to you by contacting the Corporate Secretary, BioCryst Pharmaceuticals, Inc., 2190 Parkway Lake Drive, Birmingham, Alabama 35244, (205) 444-4600. If you prefer to receive separate copies of our proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee holder, or you may contact us at the above address.
     A copy of our Annual Report on Form 10-K for the year ended December 31, 2007 was mailed with this Proxy Statement. If you did not receive a copy, you may obtain one without charge from Michael A. Darwin, the Vice President Finance and Treasurer of the Company at the above address.
BY ORDER OF THE BOARD OF DIRECTORS
Alane P. Barnes, Secretary
Birmingham, Alabama
April 16, 2008

APPENDIX A
BIOCRYST PHARMACEUTICALS, INC.
STOCK INCENTIVE PLAN
(formerly the “BioCryst Pharmaceuticals, Inc. 1991 Stock Option Plan”)
(AS AMENDED AND RESTATED FEBRUARY 2008)
ARTICLE ONE
GENERAL PROVISIONS
     I. PURPOSES OF THE PLAN
          A. This Stock Incentive Plan (the “Plan”), formerly the “BioCryst Pharmaceuticals, Inc. 1991 Stock Option Plan,” is intended to promote the interests of BioCryst Pharmaceuticals, Inc., a Delaware corporation (the “Company”), by providing a method whereby (i) key employees (including officers and directors) of the Company (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Company (or any parent or subsidiary corporations), (ii) non-employee members of the board of directors of the Company (the “Board”) (or of any parent or subsidiary corporations) and (iii) consultants and other independent contractors who provide valuable services to the Company (or any parent or subsidiary corporations) may be offered the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company (or any parent or subsidiary corporations).
          B. For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:
          (i) Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          (ii) Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          C. The Plan, as hereby amended and restated, was approved and adopted by the Board on February 28, 2008 in order to increase by 1,200,000 the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), that may be issued pursuant to the Plan. The Board’s adoption of the share increase is subject to approval by the Company’s stockholders at the Company’s 2008 Annual Stockholders Meeting.
     II. STRUCTURE OF THE PLAN
          A. The Plan shall be divided into three separate equity programs:
          (i) the Discretionary Option Grant Program specified in Article Two, pursuant to which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,
          (ii) the Stock Issuance Program specified in Article Three, pursuant to which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through immediate purchase of such shares or as compensation for services rendered to the Company (or any parent or subsidiary), and
          (iii) the Automatic Option Grant Program specified in Article Four, pursuant to which non-employee members of the Board will automatically receive option grants to purchase shares of Common Stock.
          B. Unless the context clearly indicates otherwise, the provisions of Articles One and Five of the Plan shall apply to all equity programs under the Plan and shall accordingly govern the interests of all individuals under the Plan.

     III. ADMINISTRATION OF THE PLAN
          A. A committee of two (2) or more non-employee Board members appointed by the Board (the “Primary Committee”) shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. For purposes of this Section, a Section 16 Insider shall mean an officer or director of the Company subject to the short-swing profit liabilities of Section 16 of the Securities Exchange Act of 1934 (the “1934 Act”).
          B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in the programs may, at the Board’s discretion, be vested in the Primary Committee, another committee of one (1) or more Board members appointed by the Board (the “Secondary Committee”), or the Board may retain the power to administer those programs with respect to all such persons.
          C. Members of the Primary Committee and any Secondary Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.
          D. Each Plan Administrator (whether the Primary Committee, the Board or the Secondary Committee) shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative authority under the Plan shall be final and binding on all parties.
          E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or Secondary Committee shall be liable for any act of omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.
          F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Four, and no Plan Administrator shall exercise any discretionary functions under that program.
     IV. ELIGIBILITY
          A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs shall be limited to the following:
          (i) officers and other key employees of the Company (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Company (or its parent or subsidiary corporations);
          (ii) individuals who are consultants or independent advisors and who provide valuable services to the Company (or its parent or subsidiary corporations); and
          (iii) non-employee members of the Board (or of the board of directors of parent or subsidiary corporations).
          B. Only Board members who are not employees of the Company (or any parent or subsidiary) shall be eligible to receive automatic option grants pursuant to the Automatic Option Grant Program specified in Article Four.
          C. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority to determine (i) whether to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program, (ii) which eligible persons are to receive option grants under the Discretionary Option Grant Program, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option (“Incentive Option”) which satisfies the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or a non-statutory option not intended to meet such requirements, the time or times when each such option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which such option is to remain outstanding, and (iii) which eligible persons are to receive stock issuances under the Stock Issuance Program, the time or times when such issuances are to be made, the number of shares to be issued to each participant, the vesting schedule (if any) applicable to the shares and the consideration for such shares.

     V. STOCK SUBJECT TO THE PLAN
          A. Shares of the Company’s Common Stock shall be available for issuance under the Plan and shall be drawn from either the Company’s authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan, as amended and restated, shall not exceed 6,739,849 shares, subject to adjustment from time to time in accordance with the provisions of this Section V. Such authorized share reserve includes (i) the 5,539,849 shares of Common Stock reserved and available for issuance under the Plan as of March 31, 2008; and (ii) the increase of 1,200,000 shares of Common Stock authorized by the Board subject to shareholder approval at the 2008 Annual Stockholders Meeting.
          B. In no event shall the number of shares of Common Stock for which any one individual participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances exceed 1,500,000 shares of Common Stock in the aggregate. For purposes of such limitation, however, no stock options granted prior to the date the Common Stock was first registered under Section 12 of the 1934 Act (the “Section 12(g) Registration Date”) shall be taken into account.
          C. Should an outstanding option under this Plan expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised shall be available for subsequent option grant or direct stock issuances under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan, or shares underlying terminated share right awards, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option or the vesting of a direct stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the direct stock issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or stock issuance. Shares of Common Stock subject to any option surrendered for an appreciation distribution under Section IV of Article Two or Section III of Article Four shall not be available for subsequent issuance under the Plan.
          D. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights, and direct stock issuances under the Plan from and after the Section 12(g) Registration Date, (iii) the number and/or class of securities and price per share in effect under each outstanding option under the Plan, (iv) the number and/or class of securities in effect under each outstanding direct stock issuance under the Plan, and (v) the number and/or class of securities for which automatic option grants are subsequently to be made per non-employee Board member under the Automatic Option Grant Program. The purpose of such adjustments shall be to preclude the enlargement or dilution of rights and benefits under the Plan.
          E. The fair market value per share of Common Stock on any relevant date under the Plan shall be determined in accordance with the following provisions:
          (i) If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.
          (ii) If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on the exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (iii) If the Common Stock is at the time neither listed nor admitted to trading on any securities exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.
ARTICLE TWO
DISCRETIONARY OPTION GRANT PROGRAM
     I. TERMS AND CONDITIONS OF OPTIONS
          Options granted pursuant to this Article Two shall be authorized by action of the Plan Administrator and may, at the Plan Administrator’s discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees may only be granted non-statutory options under this Article Two. Each option granted shall be evidenced by one or more instruments in the form approved by the Plan Administrator. Each such instrument shall, however, comply with the terms and conditions specified below, and each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.
          A. Option Price.
               1. The option price per share shall be fixed by the Plan Administrator. In no event, however, shall the option price per share be less than one hundred percent (100%) of the fair market value per share of Common Stock on the date of the option grant.
               2. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section V of this Article Two and the instrument evidencing the grant, be payable as follows:
               (i) full payment in cash or check drawn to the Company’s order;
               (ii) full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below);
               (iii) full payment through a combination of shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or cash equivalent; or
               (iv) full payment through a broker-dealer sale and remittance procedure pursuant to which the optionee (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (II) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.
               For purposes of this subparagraph 2, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.
          B. Term and Exercise of Options.
               Each option granted under this Article Two shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing the option grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee except for a transfer of the option by will or by the laws of descent and distribution following the optionee’s death. However, the Plan Administrator shall have the discretion to provide that a non-statutory option may, in connection with the optionee’s estate plan, be assigned in whole or in part during the optionee’s lifetime either as (i) as a gift to one or more members of optionee’s immediate family, to a trust in which optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or an entity in which more than fifty percent (50%) of the voting interests are owned by optionee and/or one or more such family members, or (ii) pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.
          C. Termination of Service.
               1. Except to the extent otherwise provided pursuant to Section V of this Article Two, the following provisions shall govern the exercise period applicable to any options held by the optionee at the time of cessation of Service or death.
               (i) Should the optionee cease to remain in Service for any reason other than death or permanent disability, then the period for which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service. However, should optionee die during the three (3)-month period following his or her cessation of service, the personal representative of the optionee’s estate or the person or persons to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution shall have a twelve (12)-month period following the date of the optionee’s death during which to exercise such option.
               (ii) In the event such Service terminates by reason of permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), then the period for which each outstanding option held by the optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.
               (iii) Should the optionee, after completing five (5) full years of service, die while in Service, then the exercisability of each of his or her outstanding options shall automatically accelerate so that each such option shall become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. The personal representative of the optionee’s estate or the person or persons to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution shall have a twelve (12)-month period following the date of the optionee’s death during which to exercise such option.
               (iv) In the event such service terminates by reason of death prior to the optionee obtaining five (5) full years of service, then the period for which each outstanding vested option held by the optionee at the time of death shall be exercisable by the optionee’s estate or the person or persons to whom the option is transferred pursuant to the optionee’s will shall be limited to the twelve (12)-month period following the date of the optionee’s death.
               (v) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.
               (vi) Each such option shall, during such limited exercise period, be exercisable for any or all of the shares for which the option is exercisable on the date of the optionee’s cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable. However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the optionee’s cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the optionee is not otherwise vested.
               (vii) Should (i) the optionee’s Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its parent or subsidiary corporations, then in any such event all outstanding options held by the optionee under this Article Two shall terminate immediately and cease to be exercisable.
               2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under this Article Two to be exercised, during the limited period of exercisability provided under subparagraph 1 above, not only with respect to the number of shares for which each such option is exercisable at the time of the optionee’s cessation of

Service but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.
               3. For purposes of the foregoing provisions of this Section I.C (and for all other purposes under the Plan):
               (i) The optionee shall be deemed to remain in the Service of the Company for so long as such individual renders services on a periodic basis to the Company (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless the agreement evidencing the applicable option grant specifically states otherwise.
               (ii) The optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.
          D. Stockholder Rights.
               An optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.
          E. Repurchase Rights.
               The shares of Common Stock acquired upon the exercise of options granted under this Article Two may be subject to repurchase by the Company in accordance with the following provisions:
               1. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock under this Article Two. Should the optionee cease Service while holding such unvested shares, the Company shall have the right to repurchase any or all those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.
               2. All of the Company’s outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section III of this Article Two, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.
               3. The Plan Administrator shall have the discretionary authority, exercisable either before or after the optionee’s cessation of Service, to cancel the Corporation’s outstanding repurchase rights with respect to one or more shares purchased or purchasable by the optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.
     II. INCENTIVE OPTIONS
          The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Company. Options which are specifically designated as “non-statutory” options when issued under the Plan shall not be subject to such terms and conditions.
          A. Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in such calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.
          B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.
          C. Termination of Employment. Any portion of an Incentive Option that remains outstanding (by reason of the optionee remaining in the Service of the Company, pursuant to the Plan Administrator’s exercise of discretion under Section V of this Article Two, or otherwise) more than 3 months following the date an optionee ceases to be an Employee of the Company shall thereafter be exercisable as a non-statutory option under federal tax laws.
          Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.
     III. CORPORATE TRANSACTIONS/CHANGES IN CONTROL
          A. In the event of any of the following stockholder-approved transactions (a “Corporate Transaction”):
               (1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company’s incorporation,
               (2) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or
               (3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, then the exercisability of each option outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant, unless the Plan Administrator, in its discretion, later determines to waive such limitations.
          B. Immediately after the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company. The Plan Administrator shall have complete discretion to provide, on such terms and conditions as it sees fit, for a cash payment to be made to any optionee on account of any option terminated in accordance with this paragraph, in an amount equal to the excess (if any) of (A) the fair market value of the shares subject to the option as of the date of the Corporate Transaction, over (B) the aggregate exercise price of the option.
          C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.
          D. The grant of options under this Article Two shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          E. The exercisability of each outstanding option under this Article Two shall automatically accelerate, and the Company’s outstanding repurchase rights under this Article Two shall immediately terminate upon the occurrence of a Change in Control.
          F. For purposes of this Section III (and for all other purposes under the Plan), a Change in Control shall be deemed to occur in the event:
               (1) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders; or
               (2) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.
          G. All options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.
          H. The portion of any Incentive Option accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Federal tax laws.
     IV. STOCK APPRECIATION RIGHTS
          A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section IV, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option granted under this Article Two in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares. The distribution may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall determine in its sole discretion.
          B. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section IV shall not be available for subsequent option grant under the Plan.
     V. EXTENSION OF EXERCISE PERIOD
          The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which any option granted under this Article Two is to remain exercisable following the optionee’s cessation of Service or death from the limited period in effect under Section I.C.1 of Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.
ARTICLE THREE
STOCK ISSUANCE PROGRAM
     I. STOCK ISSUANCE TERMS
Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive shares upon the attainment of designated Service and/or performance goals.
          A. Purchase Price.
               1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the fair market value per share of Common Stock on the issuance date.
               2. Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:
               (i) cash or check made payable to the Company, or
               (ii) services rendered to the Company (or any parent or subsidiary).
          B. Vesting Provisions.
               1. The Plan Administrator may issue shares of Common Stock under the Stock Issuance Program which are fully and immediately vested upon issuance or which are to vest in one or more installments over the participant’s period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards under the Stock Issuance Program which shall entitle the recipient to receive a specified number of shares of Common Stock upon the attainment of one or more Service and/or performance goals established by the Plan Administrator. Upon the attainment of such Service and/or performance goals, fully-vested shares of Common Stock shall be issued in satisfaction of those share right awards.
               2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) issued by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, shall be issued or set aside with respect to the shares of unvested Common Stock granted to a participant or subject to a participant’s share right award, subject to (i) the same vesting requirements applicable to the participant’s unvested shares of Common Stock or share rights award, and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.
               3. The participant shall have full stockholder rights with respect to any shares of Common Stock issued to the participant under the Stock Issuance Program, whether or not the participant’s interest in those shares is vested. Accordingly, the participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.
               4. The participant shall not have any stockholders rights with respect to any shares of Common Stock subject to a share right award. However, the Plan Administrator may provide for a participant to receive one or more dividend equivalents with respect to such shares, entitling the participant to all regular cash dividends payable on the shares of Common Stock underlying the share right award, which amounts shall be (i) subject to the same vesting requirements applicable to the shares of Common Stock underlying the share rights award, and (ii) payable upon issuance of the shares to which such dividend equivalents relate.
               5. Should the participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the participant for consideration paid in cash, the Company shall repay to the participant the cash consideration paid for the surrendered shares.
               6. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

               7. Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the Service and/or performance goals established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated Service and/or performance goals are not attained. Such authority may be exercised at any time, whether before or after the participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.
     II. CORPORATE TRANSACTION/CHANGE IN CONTROL
          A. All of the Company’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with the such Corporate Transaction, or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement, unless the Plan Administrator determines to waive such limitations.
          B. Each repurchase right which is assigned in connection with (or is otherwise to continue in effect after) a Corporate Transaction shall be appropriately adjusted such that it shall apply and pertain to the number and class of securities issued to the participant in consummation of the Corporate Transaction with respect to the shares granted to participant under this Article III.
          C. All of the Company’s outstanding repurchase rights under the Stock Issuance Program shall automatically terminate, and all shares of Common Stock subject to those terminated rights shall immediately vest, in the event of any Change in Control.
          D. All shares of Common Stock underlying outstanding share right awards issued under the Stock Issuance Program shall vest, and all of the shares of Common Stock subject to such share right awards shall be issued to participants, immediately prior to the consummation of any Corporate Transaction or Change in Control.
     III. SHARE ESCROW/LEGENDS
          Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Company until the participant’s interest in such shares vests or may be issued directly to the participant with restrictive legends on the certificates evidencing those unvested shares.
ARTICLE FOUR
AUTOMATIC OPTION GRANT PROGRAM
     I. ELIGIBILITY.
          The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Four shall be (i) those individuals who, after the effective date of this amendment and restatement, first become non-employee Board members, whether through appointment by the Board, election by the Company’s stockholders, or by continuing to serve as a Board member after ceasing to be employed by the Company, and (ii) those individuals already serving as non-employee Board members on the effective date of this amendment and restatement. As used herein, a “non-employee” Board member is any Board member who is not employed by the Company on the date in question.
     II. TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS
          A. Grants. Option grants shall be made under this Article Three as follows:
               1. Each individual who first becomes a non-employee Board member on or after the effective date of this amendment and restatement shall automatically be granted at such time a non-statutory stock option under the terms and conditions of this Article Four, to purchase a number shares of Common Stock equal to the product of (i) 20,000, and (ii) a fraction, the numerator of which is the number of months (rounded to the nearest whole number) remaining between the date such Board member first became a non-employee Board member and the Company’s next scheduled Annual Stockholders Meeting, and the denominator of which is 12.

               2. Immediately following each Annual Stockholders Meeting of the Company, each individual who is then serving as a non-employee Board member (except for those individuals first elected to serve as non-employee Board members at such meeting), shall automatically be granted a non-statutory stock option under this Article Four to acquire 15,000 shares of Common Stock.
          B. Exercise Price. The exercise price per share of each automatic option grant made under this Article Four shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.
          C. Payment. The exercise price shall be payable in one of the alternative forms specified below:
               (1) full payment in cash or check made payable to the Company’s order; or
               (2) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company’s reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or
               (3) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company’s reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Company’s order; or
               (4) full payment through a sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall (II) concurrently provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.
          For purposes of this subparagraph C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the option, payment of the option price for the purchased shares must accompany the exercise notice.
          D. Option Term. Each automatic grant under this Article Four shall have a term of ten (10) years measured from the automatic grant date.
          E. Exercisability.
               1. Each initial automatic grant made pursuant to Section II.A.1 of this Article Four shall vest and become exercisable over the period extending from the date of grant to the scheduled date of the next Annual Stockholders Meeting following the grant. A pro rata portion of such automatic grant shall vest on the last day of each calendar month following the date of grant, with the final portion vesting on the scheduled date of such Annual Stockholders Meeting.
               2. Each 15,000 share automatic grant made pursuant to Section II.A.2 of this Article Four shall vest and become exercisable for 1/12th of the option shares upon the optionee’s completion of each month of Board service over the twelve (12)-month period measured from the automatic grant date.
          F. Non-Transferability. During the lifetime of the optionee, each automatic option, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the optionee, except to the extent such option or the limited stock appreciation right is assigned or transferred (i) by will or by the laws of descent and distribution following the optionee’s death, or (ii) during optionee’s lifetime either (A) as a gift in connection with the optionee’s estate plan to one or more members of optionee’s immediate family, to a trust in which optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or to an entity in which more than fifty percent (50%) of the voting interests are owned by optionee and/or one or more such family members, or (B) pursuant to a domestic relations order. The portion of any option assigned or transferred during optionee’s lifetime shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          G. Cessation of Board Service.
               1. Should the optionee cease to serve as a Board member for any reason while holding one or more automatic option grants under this Article Four, then such optionee shall have the remainder of the ten (10) year term of each such option in which to exercise each such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable. Upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding in its entirety. Upon the death of the optionee, whether before or after cessation of Board service, any option held by optionee at the time of optionee’s death may be exercised, for any or all of the shares of Common Stock for which the option was exercisable at the time of cessation of Board service by the optionee and which have not been theretofore exercised by the optionee, by the personal representative of the optionee’s estate or by the person or persons to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution. Any such exercise must occur during the reminder of the ten (10) year term of such option.
          H. Stockholder Rights. The holder of an automatic option grant under this Article Four shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.
     III. CORPORATE TRANSACTIONS/CHANGES IN CONTROL
          A. In the event of a Corporate Transaction, the exercisability of each option outstanding under this Article Four shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares.
          B. Immediately after the consummation of the Corporate Transaction, all outstanding options under this Article Four shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company. If so provided by the terms of the Corporate Transaction, the optionee shall receive a cash payment on account of any option terminated in accordance with this paragraph, in an amount equal to the excess (if any) of (A) the fair market value of the shares subject to the option as valued pursuant to the Corporate Transaction over (B) the aggregate exercise price of the option.
          C. Each outstanding option under this Article Four which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same.
          D. In connection with any Change in Control, the exercisability of each option grant outstanding at the time under this Article Four shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares.
          E. The automatic grant of options under this Article Four shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
     IV. STOCK APPRECIATION RIGHTS
          A. With respect to options granted under the Automatic Option Grant Program prior to March 7, 2006:
               1. Upon the occurrence of a Hostile Take-Over, the optionee shall have a thirty (30)-day period in which to surrender to the Company each option held by him or her under this Article Four. The optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is then exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution shall be made within five (5) days following the date the option is surrendered to the Company, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with the option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant. This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by the optionee.
               2. For purposes of Article Four, the following definitions shall be in effect:
               (i) A Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept.
               (ii) The Take-Over Price per share shall be deemed to be equal to the fair market value per share on the option surrender date.
          B. With respect to each option granted under the Automatic Option Grant Program on and after March 7, 2006, each optionee shall have the right to surrender all or part of the option (to the extent not then exercised) in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares. The distribution shall be made in shares of Common Stock valued at fair market value on the option surrender date.
          C. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section IV shall not be available for subsequent option grant under the Plan.
ARTICLE FIVE
MISCELLANEOUS
     I. AMENDMENT OF THE PLAN
          The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.
     II. TAX WITHHOLDING
          A. The Company’s obligation to deliver shares or cash upon the exercise of stock options or stock appreciation rights or upon the grant or vesting of direct stock issuances under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.
          B. The Plan Administrator may, in its discretion and upon such terms and conditions as it may deem appropriate, provide any or all holders of outstanding options or stock issuances under the Plan (other than the automatic option grants under Article Four) with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise or vesting of such awards, a whole number of such shares with an aggregate fair market value equal to the minimum amount necessary to satisfy the Federal, State and local income and employment tax withholdings (the “Taxes”) incurred in connection with the acquisition or vesting of such shares. In lieu of such direct withholding, one or more participants may also be granted the right to deliver whole shares of Common Stock to the Company in satisfaction of such Taxes. Any withheld or delivered shares shall be valued at their fair market value on the applicable determination date for such Taxes.
     III. EFFECTIVE DATE AND TERM OF PLAN
          A. The Plan, as amended and restated, shall be effective on the date specified in the Board of Directors resolution adopting the Plan. Except as provided below, each option issued and outstanding under the Plan immediately prior to such effective date shall continue to be governed solely by the terms and conditions of the agreement evidencing such grant, and nothing in this restatement of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder. The Plan Administrator shall, however, have full power and authority, under such circumstances as the Plan Administrator may deem appropriate (but in accordance with Article I of this Section Five), to extend one or more features of this amendment and restatement to any options outstanding on the effective date.
          B. Unless sooner terminated in accordance with the other provisions of this Plan, the Plan shall terminate upon the earlier of (i) March 6, 2016 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted hereunder. If the date of termination is determined under clause (i) above, then any options or stock issuances outstanding on such date shall continue to have force and effect in accordance with the provisions of the agreements evidencing those awards.
          C. Options may be granted with respect to a number of shares of Common Stock in excess of the number of shares at the time available for issuance under the Plan, provided each granted option is not to become exercisable, in whole or in part, at any time prior to stockholder approval of an amendment authorizing a sufficient increase in the number of shares issuable under the Plan.
     IV. USE OF PROCEEDS
          Any cash proceeds received by the Company from the sale of shares pursuant to options or stock issuances granted under the Plan shall be used for general corporate purposes.
     V. REGULATORY APPROVALS
          A. The implementation of the Plan, the granting of any option hereunder, and the issuance of stock (i) upon the exercise or surrender of any option or (ii) under the Stock Issuance Program shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.
          B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including (to the extent required) the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then trading.
     VI. NO EMPLOYMENT/SERVICE RIGHTS
          Neither the action of the Company in establishing or restating the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any parent or subsidiary corporation) for any period of specific duration, and the Company (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual’s employment or service at any time and for any reason, with or without cause.
     VII. MISCELLANEOUS PROVISIONS
          A. Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any participant.
          B. The provisions of the Plan relating to the exercise of options and the issuance and/or vesting of shares shall be governed by the laws of the State of Alabama without resort to that state’s conflict-of-laws provisions, as such laws are applied to contracts entered into and performed in such State.

APPENDIX B
BIOCRYST PHARMACEUTICALS, INC.
EMPLOYEE STOCK PURCHASE PLAN
(Amended and Restated February 2008)
     I. PURPOSE OF THE PLAN
          This Employee Stock Purchase Plan is intended to promote the interests of BioCryst Pharmaceuticals, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll deduction based employee stock purchase plan designed to qualify under Section 423 of the Code. Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.
     II. ADMINISTRATION OF THE PLAN
          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.
     III. STOCK SUBJECT TO PLAN
          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Six Hundred Thousand (600,000) shares.
          B. In the event any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.
     IV. PURCHASE PERIODS
          A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.
          B. Each purchase period shall have a duration of six (6) months. Purchase periods shall run from the first business day in February to the last business day in July and from the first business day of August to the last business day of January.
     V. ELIGIBILITY
          A. Each individual who is an Eligible Employee on the start date of any purchase period shall be eligible to participate in the Plan for that purchase period.
          B. To participate in the Plan for a particular purchase period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before the start date of the purchase period.
     VI. PAYROLL DEDUCTIONS
          A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each purchase period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect for the entire purchase period and for each subsequent purchase period, except to the extent such rate is changed in accordance with the following guidelines:

               (i) The Participant may, at any time during the purchase period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing of the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per purchase period.
               (ii) The Participant may, prior to the commencement of any new purchase period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective as of the start date of the new purchase period.
          B. Payroll deductions shall begin on the first payday following the start date of the purchase period and shall (unless sooner terminated by the Participant) continue through the payday ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.
          C. Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.
          D. The Participant’s acquisition of Common Stock under the Plan during any purchase period shall neither limit nor require the Participant’s acquisition of Common Stock during any subsequent purchase period.
     VII. PURCHASE RIGHTS
          A. Grant of Purchase Right. A Participant shall be granted a separate purchase right on the start date of each purchase period in which he or she participates. The purchase right shall grant the Participant the right to purchase shares of Common Stock on the Purchase Date upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.
          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.
          B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised on the Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on such date. The purchase shall be effected by applying the Participant’s payroll deductions for the purchase period (together with any carryover deductions from the preceding purchase period) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for that purchase period.
          C. Purchase Price. The purchase price per share of Common Stock on any Purchase Date shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period or (ii) the Fair Market Value per share of Common Stock on the Purchase Date.
          D. Number of Purchasable Shares. The number of shares purchasable by a Participant on any Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the purchase period ending with such Purchase Date (together with any carryover deductions from the preceding purchase period) by the purchase price in effect for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed Three Thousand (3,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization.
          E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

          F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:
               (i) A Participant may, at any time prior to the last day of the purchase period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the purchase period in which such termination occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.
               (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of the new purchase period.
               (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the purchase period in which such cessation of Eligible Employee status occurs shall be immediately refunded.
          G. Corporate Transaction. In the event of a Corporate Transaction during the purchase period, each outstanding purchase right shall automatically be exercised, immediately prior to the Effective Date of such Corporate Transaction, by applying the payroll deductions of each Participant for the purchase period to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable share limitations per Participant shall continue to apply to any such purchase.
          The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.
          H. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.
          I. Assignability. During the Participant’s lifetime, the purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.
          J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.
     VIII. ACCRUAL LIMITATIONS
          A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.
          B. For purposes of applying such accrual limitations, the following provisions shall be in effect:
               (i) The right to acquire Common Stock under each purchase right shall accrue on the Purchase Date in effect for the purchase period for which such right is granted.

               (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.
          C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular purchase period, then the payroll deductions which the Participant made during that purchase period with respect to such purchase right shall be promptly refunded.
          D. In the event there is any conflict between the provisions of this article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this article shall be controlling.
     IX. EFFECTIVE DATE AND TERM OF THE PLAN
          A. The Plan was originally adopted by the Board on December 9, 1994 and became effective on the Effective Date subject to approval by the stockholders of the Corporation and the Corporation having complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission) and applicable listing requirements of any stock exchange (or the NASDAQ National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.
          B. Unless sooner terminated by the Board, the Plan shall terminate upon the earlier of (i) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (ii) the date on which all purchase rights are exercised in connection with a Corporate Transaction.
     X. AMENDMENT OF THE PLAN
          The Board may alter, amend, suspend or discontinue the Plan following the close of any purchase period. However, the Board may not, without the approval of the Corporation’s stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares purchasable under the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.
     XI. GENERAL PROVISIONS
          A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.
          B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.
          C. The provisions of the Plan shall be governed by the laws of the State of Alabama without resort to that State’s conflict-of-laws rules.

Schedule A
Corporations Participating in
Employee Stock Purchase Plan
As of the Effective Date
BioCryst Pharmaceuticals, Inc.

DEFINITIONS
          The following definitions shall be in effect under the Plan:
          A. Base Salary shall mean the regular base salary paid to a Participant by one or more Participating Companies during such individual’s period of participation in the Plan, plus any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall not be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant’s behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.
          B. Board shall mean the Corporation’s Board of Directors.
          C. Code shall mean the Internal Revenue Code of 1986, as amended.
          D. Common Stock shall mean the Corporation’s common stock.
          E. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.
          F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:
               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or
               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.
          G. Corporation shall mean BioCryst Pharmaceuticals, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of BioCryst Pharmaceuticals, Inc. which shall by appropriate action adopt the Plan.
          H. Effective Date shall mean February 1, 1995. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Date shall designate a subsequent Effective Date with respect to its employee-Participants.
          I. Eligible Employee shall mean any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Section 3401 (a) of the Code.
          J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:
               (i) If the Common Stock is at the time traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
          K. 1933 Act shall mean the Securities Act of 1933, as amended.
          L. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

          M. Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.
          N. Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Date are listed in attached Schedule A.
          O. Plan shall mean the Corporation’s Employee Stock Purchase Plan, as set forth in this document.
          P. Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.
          Q. Purchase Date shall mean the last business day of each purchase period.
          R. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

BIOCRYST PHARMACEUTICALS, INC. 2190 PARKWAY LAKE DR. BIRMINGHAM, AL 35244	VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to BIOCRYST PHARMACEUTICALS, INC., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	BIOCP1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BIOCRYST PHARMACEUTICALS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	ELECTION OF DIRECTORS
	(for terms as described in the Proxy Statement of the Company relating to the 2008 Annual Meeting.)		☐	☐	☐

	Nominees:	01) William W. Featheringill
02) Jon P. Stonehouse

		For	Against	Abstain			For	Against	Abstain

2.	To increase the number of shares available for issuance under the Stock Incentive Plan by 1,200,000 shares to 6,739,849.	☐	☐	☐	4.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2008.	☐	☐	☐

3.	To increase the number of shares available for issuance under the Employee Stock Purchase Plan by 200,000 shares to 223,681.	☐	☐	☐	5.	In their discretion, upon such other matters as may properly come before the meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY MANAGEMENT AS DIRECTORS AND FOR EACH OF PROPOSALS 2, 3, AND 4.

Note: Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and if more than one, all should sign. If a stockholder is a corporation, please sign full corporate name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

BIOCRYST PHARMACEUTICALS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — MAY 21, 2008
(This Proxy is Solicited by the Board of Directors)
The undersigned stockholder of BioCryst Pharmaceuticals, Inc. hereby appoints Jon P. Stonehouse and Alane P. Barnes, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of BioCryst Pharmaceuticals, Inc., to be held at The Wynfrey Hotel, 1000 Riverchase Galleria, Hoover, Alabama on Wednesday, May 21, 2008, at 3:00 p.m., Central Daylight Time, or any adjournment thereof.
(To Be Signed on Reverse Side)